UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

30 June

2019

Nuveen Income Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’

Comments

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Kevin Lorenz, CFA and Jean C. Lin, CFA, are portfolio managers for the Nuveen High Income Bond Fund. Portfolio managers for the Nuveen Strategic Income Fund include Timothy A. Palmer, CFA, Douglas M. Baker, CFA, Bill Martin, Kevin Lorenz, CFA, Katherine Renfrew and Nicholas Travaglino.

Effective July 31, 2019 (subsequent to the close of the reporting period), Timothy A. Palmer, CFA, is no longer a portfolio manager for the Fund.

Here the portfolio managers for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2019.

What factors affected the U.S. economy and the markets during the twelve-month reporting period ended June 30, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “advance” estimate of gross domestic product (GDP) growth came in at 2.1% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in June 2019 from 4.0% in June 2018 and job gains averaged around 192,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in June 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.6% over the twelve-month reporting period ended June 30, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.4% year-over-year in May 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.2% and 2.4%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. (Subsequent to the close of this reporting period, at the July policy committee meeting, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled.)

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases (although after the close of the period, the U.S. announced a new 10% tariff on $300 billion of Chinese goods). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. (Subsequent to the close of the reporting period, as widely expected, Brexit hardliner Boris Johnson assumed premiership.) Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in the August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

The Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper Global High Yield Funds Classification Average for the twelve-month reporting period.

Over the twelve-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the earlier Fed rate hikes. Three-month T-bills ended the reporting period 19 basis points higher at 2.12%. However, yields fell for all Treasury securities with maturities of six months or more with the greatest decline taking place in the three-to-seven year maturity range, helping to drive an inversion at the front end of the Treasury yield curve (where short-term interest rates are higher than longer terms rates). The yield on five-year Treasury securities ended the reporting period at 1.76%, which was almost 100 basis points lower than a year ago, while the yield on 10-year Treasuries fell by 85 basis points to end the reporting period at 2.00%.

In the first few months of the reporting period, high yield credit performed well as many of the same technical factors remained largely in place including strong demand for U.S. credit from overseas buyers, limited net new issue supply and stabilizing retail flows. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. At the end of 2018, however, the high yield market sold off sharply after risk sentiment turned negative amid concerns about economic growth, Fed rate hikes, trade tensions, a slowdown in the rate of earnings growth, and questions regarding the length of the credit cycle. The segment saw large investor outflows, accelerating into year end, which drove prices lower despite the positive technical of limited issuance. As 2019 got underway, high yield saw a swift reversal as the asset class benefited from the Fed’s policy pivot, which lowered the chances of a possible recession. More broadly speaking, the segment also continued to be supported by falling interest rates, healthy credit fundamentals and sustained low defaults, combined with technical support in the form of solid inflows back into the segment and no significant increase in new issue supply. In May 2019, the high yield market sold off briefly amid a spike in market volatility as U.S./China trade tensions intensified, but snapped back in June 2019 after policymakers signaled a readiness to actually cut interest rates later this year. Despite the significant amount of volatility throughout the reporting period, high yield spreads ended the reporting period only nine basis points wider at 391 basis points over Treasuries.

Much of the Fund’s underperformance during the reporting period was driven by our repositioning of the portfolio into higher quality, high yield credits, given our overall up-in-quality bias employed year to date in 2019. Security selection also hindered results in several high yield sub-sectors, including an underweight exposure to the banking industry within financials. Also, in the industrial space, several sub-sectors within the consumer non-cyclical area detracted, including health care, pharmaceuticals and tobacco. Security selection also hurt results in the technology and transportation areas of industrials. As a partial offset, an overweight and security selection in the energy sector, particularly among oil field services companies, proved beneficial to the Fund’s performance. In the communications area, the Fund saw strength from the wireline segment, while in basic industry the Fund benefited from holdings within the chemicals space.

The Fund’s allocation to preferred and contingent capital securities (CoCos) was a marginal drag on performance, particularly in the first half of the reporting period after the segments sold off in tandem with the broad risk-off sentiment that also impacted other credit sectors. However, security selection within the preferred and CoCo segments offset most of the negative impact from the overweight positioning. Early on, securities in these sectors were pressured by geopolitical headlines concerning Brexit, negotiations between Italy and the European Union regarding the Italian budget, and a handful of idiosyncratic headlines impacting specific companies. As the reporting period progressed, however, preferred and CoCos generally benefited from lower rates and the Fed’s increasingly dovish tone. Strong credit fundamentals also supported the asset classes as bank stress tests during the reporting period again demonstrated the strength of U.S. banks. CoCos were further supported by lower global interest rates and dampening concerns about a disorderly Brexit toward the end of the reporting period.

The Fund’s performance benefited from our duration stance during the reporting period. We positioned the portfolio with a slightly longer duration than the benchmark, which increased its interest rate sensitivity. We made this shift as it became more apparent that the Fed’s next moves would likely be lowering rates instead of raising them. This positioning contributed favorably to relative performance because of the sharp drop in interest rates, especially in the latter half of the reporting period.

Also, exposure to leveraged loans in the Fund’s portfolio added to relative performance. Fundamentals remained strong in the leveraged loan market as the segment continued to experience historically low default rates given the overall strength of corporations.

Portfolio Managers’ Comments (continued)

At the end of the reporting period, the Fund remained diversified across BB and B rated credits, with strategic allocations in C to CCC+ credits and out-of-index holdings such as leveraged loans and preferred securities. Due to late-stage credit cycle dynamics, we shifted the portfolio to a more defensive stance by modestly expanding its CCC rated underweight and increasing cash. At the end of the reporting period, the Fund’s largest sector overweights were in energy, focused on service companies, and basic industry, focused on chemical producers. We continued to underweight the technology and telecommunications sectors. Duration remained moderately longer than the index.

During the reporting period, we also continued to use various derivative instruments. We used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was negligible.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a negligible impact on performance during the reporting period. The Fund also used credit default swaps to hedge the Fund’s high yield credit exposure. These positions had a negative impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period.

Over the twelve-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the earlier Fed rate hikes. Three-month T-bills ended the reporting period 19 basis points higher at 2.12%. However, yields fell for all Treasury securities with maturities of six months or more with the greatest decline taking place in the three-to-seven year maturity range, helping to drive an inversion at the front end of the Treasury yield curve (where short-term interest rates are higher than longer-terms rates). The yield on five-year Treasury securities ended the reporting period at 1.76%, which was almost 100 basis points lower than a year ago, while the yield on 10-year Treasuries fell by 85 basis points to end the reporting period at 2.00%.

The most significant driver of the Fund’s outperformance was its overweight to credit spread sectors broadly as the credit markets were supported by positive market technicals and fundamentals. An allocation to preferred and contingent capital securities (CoCos) provided substantial excess returns, particularly during the second half of the reporting period. Despite continued political volatility in Europe, the preferred and CoCo segments benefited from strong relative value, lower U.S. interest rates, and optimism surrounding the Fed’s increasingly dovish tone as the period progressed. Strong credit fundamentals also supported the asset class as bank stress tests conducted in 2019 once again demonstrated the strength of the U.S. bank sector. CoCos were further supported by lower global interest rates and dampening concerns about a disorderly Brexit.

Investment grade exposures also helped, including overweight positions and security selection in both the investment-grade credit and the commercial mortgage-backed securities (CMBS) sectors. Across investment grade asset classes, net issuance was down and demand ramped up from international and domestic sources looking for income, providing technical support to the segments. After widening sharply at the end of 2018, investment grade spreads rallied throughout 2019 due to the dovish shifts by the Fed and European Central Bank, despite a sharp increase in volatility as the U.S./China trade discussions broke down. Excess returns for the twelve-month reporting period as a whole were strongly positive for investment-grade credit versus Treasuries with spreads reaching year-to-date tights in April 2019. Within investment grade, the Fund’s overweight to BBB rated securities helped results because this lower-quality rating tier outperformed both the AA and single A rated credit categories as economic growth worries diminished. Also, the Fund benefited from select positions in the financial industry, particularly banks.

Likewise, the Fund’s overweight and security selection within CMBS helped as the sector posted positive excess returns over Treasuries, bouncing back from short-lived volatility at the end of 2018. As the broader markets recovered and the Fed became increasingly accommodative, investors moved down in quality to find attractive yields, leading higher beta securities in the segment to outperform. The CMBS sector was supported further by a supply constraint due to a lack of existing mortgages reaching maturity in 2019 that need to be refinanced.

Allocations to high yield credit and leveraged loans also aided results. Early in 2019, the high yield market snapped back from its year-end 2018 selloff after the Fed’s policy pivot lowered the chances of a possible recession. More broadly speaking, the segment also continued to be supported by falling interest rates, healthy credit fundamentals and sustained low defaults, combined with technical support in the form of solid inflows back into the segment and no significant increase in new issue supply. In May 2019, the high yield market sold off briefly amid a spike in market volatility as U.S./China trade tensions intensified, but rebounded in June 2019 after policymakers signaled a readiness to cut interest rates. In the leveraged loan market, fundamentals also remained strong as the segment continued to experience historically low default rates given the overall strength of corporations.

The Fund’s performance also benefited from underweight exposure to both the mortgage-backed securities (MBS) sector and U.S. Treasury securities. We maintained the portfolio’s underweight in MBS given better relative values in other sectors and the risks associated with the Fed’s reduced investment in the segment. The agency MBS sector lagged other major sectors and generated negative excess returns versus Treasuries as investors sought out duration from Treasuries and investment-grade bonds. We also maintained a substantial underweight in Treasuries given our generally constructive economic view and income focus for the Fund.

The only significant detractor of note was the Fund’s modestly shorter duration relative to its benchmark throughout the reporting period. This defensive stance lessened the Fund’s interest rate sensitivity, creating a drag on relative performance given the dramatic move lower in interest rates. However, the negative impact was partially offset by the Fund’s yield curve positioning, which proved modestly beneficial to performance. We ended the reporting period with an overweighting in the middle (intermediate) section of the yield curve where rates fell the most.

During the reporting period, we also continued to use various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a positive impact on performance during the reporting period.

In addition, we entered into credit default swaps as a way to manage overall high yield exposure. The effect of these activities on performance was negligible during the reporting period.

The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage portfolio duration. The effect of these activities on performance was negative during the reporting period.

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.86%	2.60%	8.21%
Class A Shares at maximum Offering Price	0.89%	1.62%	7.68%
Bloomberg Barclays High Yield 2% Issuer Capped Index	7.48%	4.71%	9.22%
Lipper High Current Yield Funds Classification Average	6.43%	3.30%	8.41%

Class C Shares	5.04%	1.84%	7.44%
Class R3 Shares	5.56%	2.34%	7.93%
Class I Shares	6.10%	2.88%	8.50%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.09%	1.85%	1.35%	0.84%
Net Expense Ratios	1.05%	1.80%	1.30%	0.80%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.89%	2.69%	6.28%
Class A Shares at maximum Offering Price	3.32%	1.81%	5.82%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	3.90%
Lipper Multi-Sector Income Funds Classification Average	6.28%	3.06%	6.04%

Class C Shares	7.11%	1.94%	5.49%
Class R3 Shares	7.61%	2.45%	5.98%
Class I Shares	8.15%	2.95%	6.54%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	8.24%	3.52%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.93%	1.68%	1.18%	0.60%	0.68%
Net Expense Ratios	0.83%	1.58%	1.08%	0.50%	0.58%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of June 30, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.56%	5.41%	5.84%	6.35%
SEC 30-Day Yield-Subsidized	5.06%	4.84%	5.33%	5.79%
SEC 30-Day Yield-Unsubsidized	5.06%	4.83%	5.33%	5.79%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.06%	2.62%	3.10%	3.67%	3.57%
SEC 30-Day Yield-Subsidized	3.51%	3.08%	3.58%	4.11%	4.08%
SEC 30-Day Yield-Unsubsidized	3.51%	2.96%	3.46%	4.03%	3.96%

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of June 30, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	81.7%

Exchange-Traded Funds	4.8%

Contingent Capital Securities	1.8%

Variable Rate Senior Loan Interests	1.4%

$1,000 Par (or similar) Institutional Preferred	1.1%

$25 Par (or similar) Retail Preferred	0.8%

Sovereign Debt	0.4%

Common Stocks	0.0%

Investments Purchased with Collateral from Securities Lending	5.5%

Money Market Funds	8.1%

Other Assets Less Liabilities	(5.6)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	16.0%

Media	10.6%

Commercial Services & Supplies	6.2%

Health Care Providers & Services	5.9%

Diversified Telecommunication Services	4.8%

Chemicals	4.6%

Energy Equipment & Services	4.1%

Auto Components	3.5%

Specialty Retail	3.4%

Metals & Mining	3.2%

Consumer Finance	3.1%

Household Durables	3.0%

Gas Utilities	2.6%

Aerospace & Defense	2.6%

Electric Utilities	2.5%

Pharmaceuticals	2.5%

Machinery	2.2%

Other	19.2%

Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	8.3%

BB or Lower	91.1%

N/R (not rated)	0.6%

Total	100%

Holding Summaries    as of June 30, 2019 (continued)

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	41.5%

Asset-Backed and Mortgage-Backed Securities	27.2%

Variable Rate Senior Loan Interests	8.6%

$1,000 Par (or similar) Institutional Preferred	7.0%

Contingent Capital Securities	5.1%

U.S. Government and Agency Obligations	4.0%

Sovereign Debt	2.6%

$25 Par (or similar) Retail Preferred	0.7%

Municipal Bonds	0.5%

Convertible Bonds	0.2%

Common Stocks	0.0%

Investments Purchased with Collateral from Securities Lending	1.7%

Money Market Funds	6.1%

Other Assets Less Liabilities	(5.2)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	13.9%

Oil, Gas & Consumable Fuels	10.5%

Capital Markets	5.4%

Diversified Financial Services	4.8%

Diversified Telecommunication Services	4.8%

Insurance	4.5%

Media	4.2%

Consumer Finance	3.9%

Chemicals	3.5%

Electric Utilities	3.2%

Food & Staples Retailing	3.0%

Airlines	2.6%

Metals & Mining	2.4%

Road & Rail	2.4%

Wireless Telecommunication Services	2.0%

Specialty Retail	2.0%

Software	1.9%

Health Care Providers & Services	1.8%

Machinery	1.7%

Air Freight & Logistic	1.6%

Other	19.9%

Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA	19.2%

AA	2.9%

A	17.3%

BBB	26.4%

BB or Lower	33.0%

N/R (not rated)	1.2%

Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2019.

The beginning of the period for the funds is January 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,109.30	$1,105.30	$1,107.50	$1,111.70
Expenses Incurred During the Period	$5.23	$9.13	$6.58	$3.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,018.55	$1,021.08
Expenses Incurred During the Period	$5.01	$8.75	$6.31	$3.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.26% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,089.10	$1,085.50	$1,088.60	$1,091.30	$1,090.40
Expenses Incurred During the Period	$4.35	$8.22	$5.64	$2.64	$3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.63	$1,016.91	$1,019.39	$1,022.27	$1,021.87
Expenses Incurred During the Period	$4.21	$7.95	$5.46	$2.56	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.59%, 1.09%, 0.51%, 0.59% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen on April 2, 2019 for the High Income Bond Fund; at this meeting the shareholders were asked to vote to approve the Agreement and Plan of Reorganization of the Fund. The meeting was subsequently adjourned to May 7, 2019 and additionally adjourned to June 7, 2019.

High Income Bond Fund
Common Shares
To approve the Agreement and Plan of Reorganization
For	19,745,696
Against	1,549,471
Abstain	2,783,988
Total	24,079,155

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and

Shareholders of Nuveen High Income Bond Fund and

Nuveen Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Income Bond Fund and Nuveen Strategic Income Fund (two of the Funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

August 27, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen High Income Bond Fund

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 92.0%

	CORPORATE BONDS – 81.7%

	Aerospace & Defense – 2.1%

$1,875	Bombardier Inc., 144A	7.875%	4/15/27	B	$1,877,344

3,000	TransDigm Inc., 144A	6.250%	3/15/26	Ba3	3,138,750

1,000	TransDigm Inc., 144A	7.500%	3/15/27	B–	1,043,750
5,875	Total Aerospace & Defense				6,059,844

	Airlines – 0.4%

1,000	Virgin Australia Holdings Ltd, 144A	7.875%	10/15/21	B	1,026,250

	Auto Components – 2.8%

1,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	792,500

1,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.375%	12/15/25	BB+	1,020,800

1,125	Icahn Enterprises LP / Icahn Enterprises Finance Corp, 144A	6.250%	5/15/26	BB+	1,137,656

1,725	IHO Verwaltungs GmbH, 144A, (cash 4.750%, PIK 5.500%)	4.750%	9/15/26	BB+	1,679,719

1,000	IHO Verwaltungs GmbH, (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	BB+	1,000,000

2,500	Panther BF Aggregator 2 LP / Panther Finance Co Inc., 144A	8.500%	5/15/27	B	2,575,000
8,350	Total Auto Components				8,205,675

	Banks – 0.9%

2,500	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	2,487,500

	Capital Markets – 1.3%

1,500	Donnelley Financial Solutions Inc.	8.250%	10/15/24	B	1,552,500

1,750	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	7.250%	8/15/24	BB–	1,718,797

450	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	6.250%	6/03/26	Ba2	453,938
3,700	Total Capital Markets				3,725,235

	Chemicals – 3.7%

1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,406,700

1,000	Chemours Co	5.375%	5/15/27	BB–	952,500

1,000	INEOS Group Holdings SA, 144A, (3)	5.625%	8/01/24	BB	1,020,000

2,000	NOVA Chemicals Corp, 144A	5.250%	8/01/23	BBB–	2,027,500

1,500	NOVA Chemicals Corp, 144A	4.875%	6/01/24	BBB–	1,552,500

1,750	OCI NV, 144A	6.625%	4/15/23	BB	1,820,000

1,000	Olin Corp	5.125%	9/15/27	BB+	1,026,250

1,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc., 144A	5.375%	9/01/25	BB–	967,500
10,750	Total Chemicals				10,772,950

	Commercial Services & Supplies – 5.1%

1,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	862,500

550	Allied Universal Holdco LLC, 144A, (WI/DD)	6.625%	7/15/26	N/R	558,938

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies (continued)

$1,075	Allied Universal Holdco LLC, 144A, (WI/DD)	9.750%	7/15/27	CCC	$1,075,000

350	Clean Harbors Inc., 144A, (WI/DD)	4.875%	7/15/27	BB+	355,723

525	GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	565,031

2,000	Iron Mountain Inc., 144A	4.875%	9/15/27	BB–	1,982,500

2,000	James Hardie International Finance DAC, 144A	5.000%	1/15/28	BBB–	1,990,000

775	Prime Security Services Borrower LLC / Prime Finance Inc., 144A	5.250%	4/15/24	BB–	788,562

2,250	Prime Security Services Borrower LLC / Prime Finance Inc., 144A	5.750%	4/15/26	BB–	2,323,125

1,000	Staples Inc., 144A	7.500%	4/15/26	B+	994,110

2,600	Staples Inc., 144A	10.750%	4/15/27	B–	2,587,000

600	Stericycle Inc., 144A	5.375%	7/15/24	BBB–	626,322
14,725	Total Commercial Services & Supplies				14,708,811

	Communications Equipment – 1.1%

500	CommScope Inc., 144A	5.500%	6/15/24	B1	473,125

2,225	CommScope Inc., 144A, (3)	8.250%	3/01/27	B1	2,269,166

425	ViaSat Inc., 144A	5.625%	4/15/27	BB+	442,000
3,150	Total Communications Equipment				3,184,291

	Construction & Engineering – 0.3%

700	AECOM	5.125%	3/15/27	BB–	728,000

	Construction Materials – 0.4%

1,150	Gates Global LLC / Gates Global Co, 144A	6.000%	7/15/22	B	1,150,719

	Consumer Finance – 2.5%

1,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	832,340

2,000	Enova International Inc., 144A	8.500%	9/15/25	B2	1,890,000

1,500	Refinitiv US Holdings Inc., 144A	6.250%	5/15/26	BB+	1,542,750

1,500	Refinitiv US Holdings Inc., 144A	8.250%	11/15/26	B+	1,542,750

1,325	Springleaf Finance Corp	6.125%	3/15/24	BB–	1,424,375
7,325	Total Consumer Finance				7,232,215

	Containers & Packaging – 0.1%

125	Berry Global Escrow Corp, 144A	5.625%	7/15/27	BB	130,000

250	Graphic Packaging International LLC, 144A	4.750%	7/15/27	BB+	256,563
375	Total Containers & Packaging				386,563

	Diversified Consumer Services – 0.4%

1,000	frontdoor Inc., 144A	6.750%	8/15/26	B2	1,065,000

	Diversified Telecommunication Services – 3.9%

1,000	CSC Holdings LLC, 144A	10.875%	10/15/25	B	1,146,880

2,000	Embarq Corp	7.995%	6/01/36	BB	1,935,640

1,875	Frontier Communications Corp, 144A	8.500%	4/01/26	BB–	1,818,750

1,200	Frontier Communications Corp, 144A	8.000%	4/01/27	BB–	1,248,000

3,150	Sprint Capital Corp	6.875%	11/15/28	B+	3,260,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$250	Sprint Capital Corp	8.750%	3/15/32	B+	$289,375

1,600	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	1,624,283

11	Xplornet Communications Inc., 144A, (cash 9.625%, PIK 10.625%)	9.625%	6/01/22	CCC	11,675

11,086	Total Diversified Telecommunication Services				11,334,853

	Electric Utilities – 2.1%

875	NextEra Energy Operating Partners LP, 144A	4.250%	7/15/24	Ba1	878,828

2,350	Talen Energy Supply LLC	6.500%	6/01/25	B	1,968,125

1,500	Tronox Finance PLC, 144A	5.750%	10/01/25	B–	1,455,000

1,575	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	1,667,531
6,300	Total Electric Utilities				5,969,484

	Energy Equipment & Services – 3.3%

625	Archrock Partners LP / Archrock Partners Finance Corp	6.000%	10/01/22	B+	632,813

1,850	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,933,435

620	Bausch Health Cos Inc., 144A	5.500%	3/01/23	B	624,960

2,000	Bausch Health Cos Inc., 144A	6.125%	4/15/25	B	2,040,000

750	Ensco Rowan plc	7.750%	2/01/26	B	558,750

2,704	Metro Exploration Holding Corp	0.000%	12/31/49	N/R	270

448	Metro Exploration Holding Corp, (4)	0.000%	12/31/49	N/R	—

1,000	Nabors Industries Inc., (3)	5.500%	1/15/23	BB	935,000

2,000	Transocean Inc., 144A	7.250%	11/01/25	B	1,895,000

945	Transocean Pontus Ltd, 144A	6.125%	8/01/25	B+	973,350
12,942	Total Energy Equipment & Services				9,593,578

	Entertainment – 0.5%

1,400	Lions Gate Capital Holdings LLC, 144A	6.375%	2/01/24	B2	1,471,750

	Food Products – 0.7%

2,000	Post Holdings Inc., 144A	5.625%	1/15/28	B+	2,055,000

	Gas Utilities – 2.1%

1,500	AmeriGas Partners LP / AmeriGas Finance Corp	5.625%	5/20/24	BB	1,597,500

1,500	AmeriGas Partners LP / AmeriGas Finance Corp	5.750%	5/20/27	BB	1,575,000

475	EnLink Midstream LLC	5.375%	6/01/29	BBB–	486,875

1,000	EnLink Midstream Partners LP	4.400%	4/01/24	BBB–	1,011,230

1,500	Superior Plus LP / Superior General Partner Inc., 144A	7.000%	7/15/26	BB	1,550,625
5,975	Total Gas Utilities				6,221,230

	Health Care Providers & Services – 4.9%

2,000	CHS/Community Health Systems Inc., 144A	8.000%	3/15/26	B	1,922,060

1,000	DaVita Inc.	5.000%	5/01/25	Ba3	987,250

1,000	Envision Healthcare Corp, 144A, (3)	8.750%	10/15/26	B–	692,500

800	HCA Inc.	5.875%	2/01/29	Ba2	877,000

1,000	HCA Inc.	5.125%	6/15/39	BBB–	1,038,714

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services (continued)

$1,000	HCA Inc.	5.250%	6/15/49	BBB–	$1,039,710

225	MEDNAX Inc., 144A	6.250%	1/15/27	BBB–	221,344

625	RegionalCare Hospital Partners Holdings Inc., 144A	8.250%	5/01/23	B+	665,234

1,150	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc., 144A	9.750%	12/01/26	CCC+	1,204,625

2,000	Tenet Healthcare Corp	6.750%	6/15/23	B–	2,007,500

2,000	Tenet Healthcare Corp, (3)	7.000%	8/01/25	CCC+	1,992,500

1,350	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,390,500
14,150	Total Health Care Providers & Services				14,038,937

	Health Care Technology – 0.4%

1,500	Exela Intermediate LLC / Exela Finance Inc., 144A	10.000%	7/15/23	B–	1,218,750

	Hotels, Restaurants & Leisure – 1.5%

1,250	1011778 BC ULC / New Red Finance Inc., 144A	4.250%	5/15/24	BB–	1,264,063

1,500	Golden Nugget Inc., 144A	8.750%	10/01/25	CCC+	1,575,000

1,500	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	1,488,750
4,250	Total Hotels, Restaurants & Leisure				4,327,813

	Household Durables – 2.4%

1,790	Beazer Homes USA Inc.	5.875%	10/15/27	B–	1,552,288

1,850	KB Home	6.875%	6/15/27	BB–	1,974,875

2,000	Lennar Corp	4.750%	11/29/27	Baa2	2,105,000

1,400	TRI Pointe Group Inc.	5.250%	6/01/27	BB–	1,347,500
7,040	Total Household Durables				6,979,663

	Independent Power & Renewable Electricity Producers – 1.2%

1,500	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,526,250

2,000	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	2,007,500
3,500	Total Independent Power & Renewable Electricity Producers				3,533,750

	Insurance – 1.3%

1,100	Acrisure LLC / Acrisure Finance Inc., 144A	8.125%	2/15/24	B	1,135,750

2,000	Genworth Holdings Inc., (3)	4.800%	2/15/24	B	1,700,000

1,000	Nationstar Mortgage Holdings Inc., 144A	9.125%	7/15/26	B	1,015,000
4,100	Total Insurance				3,850,750

	Leisure Products – 1.1%

3,000	Mattel Inc., 144A	6.750%	12/31/25	BB–	3,086,250

	Machinery – 1.8%

1,500	Beacon Roofing Supply Inc., 144A	4.875%	11/01/25	B+	1,485,000

1,000	Cleaver-Brooks Inc., 144A	7.875%	3/01/23	B	958,960

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,075,000

1,000	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,051,250

525	USA Compression Partners LP / USA Compression Finance Corp, 144A	6.875%	9/01/27	BB–	551,308
5,025	Total Machinery				5,121,518

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 8.7%

$1,000	Altice France SA/France, 144A	7.375%	5/01/26	B	$1,025,000

1,000	Altice France SA/France, 144A	8.125%	2/01/27	B	1,050,000

100	Altice Luxembourg SA, 144A	7.750%	5/15/22	B–	101,625

975	Altice Luxembourg SA, 144A	10.500%	5/15/27	B–	1,001,813

500	AMC Entertainment Holdings Inc.	5.750%	6/15/25	B3	463,150

1,000	AMC Entertainment Holdings Inc., (3)	6.125%	5/15/27	B3	890,000

1,000	CCO Holdings LLC / CCO Holdings Capital Corp	5.750%	1/15/24	BB+	1,022,375

2,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.875%	4/01/24	BB+	2,090,000

1,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.875%	5/01/27	BB+	1,055,000

2,500	CSC Holdings LLC, 144A	7.500%	4/01/28	B	2,744,500

1,450	CSC Holdings LLC, 144A	6.500%	2/01/29	BB	1,582,312

3,500	DISH DBS Corp	7.750%	7/01/26	BB–	3,430,000

2,000	Entercom Media Corp, 144A, (3)	7.250%	11/01/24	B–	2,107,500

100	Entercom Media Corp, 144A	6.500%	5/01/27	B2	104,000

1,000	Gray Television Inc., 144A	5.125%	10/15/24	BB–	1,018,750

1,000	Gray Television Inc., 144A	5.875%	7/15/26	BB–	1,037,500

2,000	Meredith Corp	6.875%	2/01/26	B+	2,122,260

1,330	Sirius XM Radio Inc., 144A	5.375%	7/15/26	BB	1,378,212

925	Virgin Media Secured Finance PLC, 144A, (WI/DD)	5.500%	5/15/29	BB+	937,719
24,380	Total Media				25,161,716

	Metals & Mining – 2.6%

1,500	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	1,567,500

1,500	First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B	1,428,750

1,000	FMG Resources August 2006 Pty Ltd, 144A	4.750%	5/15/22	BB+	1,033,150

2,000	Freeport-McMoRan Inc.	3.875%	3/15/23	Ba1	2,000,000

1,500	Tronox Inc., 144A, (3)	6.500%	4/15/26	B–	1,484,565
7,500	Total Metals & Mining				7,513,965

	Oil, Gas & Consumable Fuels – 13.0%

2,150	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	3/01/27	BBB–	2,150,000

950	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	1/15/28	BBB–	940,500

2,834	Armstrong Energy Inc., (5)	11.750%	12/15/19	N/R	28

1,750	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	7.000%	11/01/26	BB–	1,596,875

1,350	California Resources Corp, 144A	8.000%	12/15/22	B–	1,017,562

1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	6.500%	4/15/21	B–	995,000

1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	7.625%	1/15/22	B–	967,500

1,000	Cheniere Energy Partners LP, 144A	5.625%	10/01/26	BB	1,055,000

2,000	Chesapeake Energy Corp, (3)	7.500%	10/01/26	B+	1,780,000

1,900	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,895,250

1,500	Denbury Resources Inc., 144A	7.750%	2/15/24	B3	1,245,000

2,425	Ensign Drilling Inc., 144A	9.250%	4/15/24	BB–	2,388,625

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,000	Genesis Energy LP / Genesis Energy Finance Corp	6.750%	8/01/22	B+	$1,008,750

1,900	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B+	1,857,250

1,500	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	1,509,375

750	Moss Creek Resources Holdings Inc., 144A	10.500%	5/15/27	B+	717,188

1,000	Murphy Oil Corp	6.875%	8/15/24	BBB–	1,050,000

1,000	Murphy Oil Corp	5.750%	8/15/25	BBB–	1,036,400

325	NuStar Logistics LP	6.000%	6/01/26	Ba2	336,375

1,000	Oasis Petroleum Inc.	6.875%	1/15/23	BB–	1,000,000

1,000	Parkland Fuel Corp, 144A, (WI/DD)	5.875%	7/15/27	BB	1,013,750

1,500	Peabody Energy Corp, 144A	6.375%	3/31/25	BB	1,518,750

1,000	Range Resources Corp	5.750%	6/01/21	BB+	1,010,000

38	SanJel Corporation, (4), (5)	0.000%	N/A (7)	N/R	—

1,600	SM Energy Co	6.125%	11/15/22	BB–	1,588,000

1,000	SM Energy Co	5.625%	6/01/25	BB–	910,000

1,800	Southwestern Energy Co	7.500%	4/01/26	BB	1,705,284

1,000	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	1,021,250

1,500	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.875%	4/15/26	BB	1,590,000

425	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	463,250

1,250	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.875%	1/15/29	BB	1,384,375

1,000	Whiting Petroleum Corp	6.625%	1/15/26	BB	964,375
41,447	Total Oil, Gas & Consumable Fuels				37,715,712

	Personal Products – 0.2%

550	First Quality Finance Co Inc., 144A	5.000%	7/01/25	BB–	554,125

	Pharmaceuticals – 2.0%

200	Bausch Health Americas Inc., 144A	8.500%	1/31/27	B	219,904

620	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B	627,204

200	Bausch Health Cos Inc., 144A	5.750%	8/15/27	Ba2	210,196

450	Bausch Health Cos Inc., 144A	7.000%	1/15/28	B	466,313

550	Eagle Holding Co II LLC, 144A, (cash 7.750%, PIK 7.750%)	7.750%	5/15/22	CCC+	554,125

2,475	Par Pharmaceutical Inc., 144A	7.500%	4/01/27	Ba3	2,431,687

1,000	Teva Pharmaceutical Finance Netherlands III BV	6.000%	4/15/24	BB	943,125

500	Teva Pharmaceutical Finance Netherlands III BV, (3)	6.750%	3/01/28	BB	461,250
5,995	Total Pharmaceuticals				5,913,804

	Real Estate Management & Development – 0.3%

1,000	WeWork Cos Inc., 144A	7.875%	5/01/25	BB–	986,600

	Road & Rail – 0.7%

2,000	United Rentals North America Inc.	6.500%	12/15/26	BB–	2,165,000

	Software – 0.3%

850	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	881,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 2.8%

$2,000	goeasy Ltd, 144A	7.875%	11/01/22	BB–	$2,095,000

1,500	JC Penney Corp Inc., 144A	8.625%	3/15/25	BB–	735,000

525	KAR Auction Services Inc., 144A	5.125%	6/01/25	B+	534,187

3,000	L Brands Inc.	6.875%	11/01/35	Ba1	2,668,080

2,000	PetSmart Inc., 144A	5.875%	6/01/25	B	1,940,000
9,025	Total Specialty Retail				7,972,267

	Technology Hardware, Storage & Peripherals – 0.7%

2,000	Western Digital Corp, (3)	4.750%	2/15/26	Baa3	1,962,100

	Trading Companies & Distributors – 0.7%

2,000	H&E Equipment Services Inc.	5.625%	9/01/25	BB–	2,057,000

	Wireless Telecommunication Services – 1.4%

1,900	Level 3 Financing Inc.	5.250%	3/15/26	BB	1,966,500

2,000	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BB+	2,070,000
3,900	Total Wireless Telecommunication Services				4,036,500
$243,515	Total Corporate Bonds (cost $234,268,499)				236,457,043

Shares	Description (1), (6)				Value

	EXCHANGE-TRADED FUNDS – 4.8%

45,000	iShares iBoxx High Yield Corporate Bond ETF				$3,923,100

46,400	SPDR Bloomberg Barclays High Yield Bond ETF				5,054,816

185,000	SPDR Bloomberg Barclays Short Term High Yield Bond ETF				5,037,550
	Total Exchange-Traded Funds (cost $14,002,880)				14,015,466

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 1.8% (7)

	Banks – 1.2%

$1,200	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (8)	Ba2	$1,129,500

1,000	Royal Bank of Scotland Group PLC	7.500%	N/A (8)	BB+	1,025,000

1,385	Societe Generale SA, 144A	6.750%	N/A (8)	BB+	1,372,119
3,585	Total Banks				3,526,619

	Capital Markets – 0.6%

1,500	Credit Suisse Group AG, 144A	7.500%	N/A (8)	BB	1,610,355
$5,085	Total Contingent Capital Securities (cost $4,961,976)				5,136,974

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.4% (9)

	Professional Services – 1.4%

$4,000	Dun & Bradstreet Corp., Initial Term Loan	7.404%	1-Month LIBOR	5.000%	3/31/26	BB	$4,006,260
$4,000	Total Variable Rate Senior Loan Interests (cost $3,941,290)						4,006,260

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.1%

	Commercial Services & Supplies – 0.5%

$1,250	AerCap Global Aviation Trust			6.500%	6/15/45	Ba1	$1,306,250

	Wireless Telecommunication Services – 0.6%

1,500	Vodafone Group PLC			7.000%	4/04/79	BBB–	1,619,017
$2,750	Total $1,000 Par (or similar) Institutional Preferred (cost $2,774,127)						2,925,267

Shares	Description (1)			Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.8%

	Food Products – 0.3%

34,685	CHS Inc.			6.750%		N/R	$895,914

	Oil, Gas & Consumable Fuels – 0.5%

60,000	NuStar Energy LP			8.500%		B1	1,376,400
	Total $25 Par (or similar) Retail Preferred (cost $2,168,792)						2,272,314

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.4%

	Nigeria – 0.4%

$1,000	Nigeria Government International Bond, 144A			7.625%	11/21/25	B+	$1,091,288
$1,000	Total Sovereign Debt (cost $1,000,000)						1,091,288

Shares	Description (1)						Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

527	Dayton Superior Corp, (4), (11)						$5

585	Dayton Superior Corp, (4)						6
	Total Building Products						11

	Metals & Mining – 0.0%

499,059	Northland Resources SE, (4), (11)						4,991

	Oil, Gas & Consumable Fuels – 0.0%

50,119	Connacher Oil and Gas Ltd, (11), (12)						5
	Total Common Stocks (cost $1,156,869)						5,007
	Total Long-Term Investments (cost $264,274,433)						265,909,619

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.5%

	Money Market Funds – 5.5%

15,958,678	First American Government Obligations Fund, Class X, (13)	2.305% (14)	$15,958,678
	Total Investments Purchased with Collateral from Securities Lending (cost $15,958,678)		15,958,678

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 8.1%

	MONEY MARKET FUNDS – 8.1%

23,516,566	First American Treasury Obligation Fund, Class Z	2.228% (14)	$23,516,566
	Total Short-Term Investments (cost $23,516,566)		23,516,566
	Total Investments (cost $303,749,677) – 105.6%		305,384,863
	Other Assets Less Liabilities – (5.6)% (15)		(16,199,948)
	Net Assets – 100%		$289,184,915

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CDX.NA.HY.32	Sell	$10,000,000	5.000%	Quarterly	6/20/24	$742,723	$768,365	$25,642	$15,045

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $15,321,715.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	A copy of the most recent financial statements for the exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Perpetual security. Maturity date is not applicable.

(9)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(12)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETF	Exchange-Traded Fund

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SPDR	Standard & Poor’s Depositary Receipt

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Income Fund

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.4%

	CORPORATE BONDS – 41.5%

	Aerospace & Defense – 0.5%

$930	Bombardier Inc., 144A	7.500%	3/15/25	B	$932,604

400	Bombardier Inc., 144A	7.875%	4/15/27	B	400,500

1,500	General Dynamics Corp	2.625%	11/15/27	A+	1,514,186
2,830	Total Aerospace & Defense				2,847,290

	Air Freight & Logistics – 0.7%

2,280	FedEx Corp	3.300%	3/15/27	BBB	2,336,590

1,500	XPO Logistics Inc., 144A	6.500%	6/15/22	BB–	1,530,000
3,780	Total Air Freight & Logistics				3,866,590

	Airlines – 1.1%

893	American Airlines 2013-2 Class B Pass Through Trust, 144A	5.600%	7/15/20	BBB–	908,805

880	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	AA+	912,542

2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,012,500

2,298	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/01/19	A+	2,329,190
6,071	Total Airlines				6,163,037

	Auto Components – 0.5%

600	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	475,500

1,180	American Axle & Manufacturing Inc.	6.625%	10/15/22	B	1,200,650

1,000	Panther BF Aggregator 2 LP / Panther Finance Co Inc., 144A	8.500%	5/15/27	B	1,030,000
2,780	Total Auto Components				2,706,150

	Automobiles – 0.6%

1,425	Ford Motor Credit Co LLC	5.584%	3/18/24	BBB	1,526,310

2,065	General Motors Co	4.000%	4/01/25	BBB	2,102,489
3,490	Total Automobiles				3,628,799

	Banks – 5.7%

2,435	Banco Santander SA	3.800%	2/23/28	A	2,486,308

1,105	Bank of America Corp	3.248%	10/21/27	A+	1,131,702

3,662	Bank of America Corp	3.419%	12/20/28	A+	3,771,028

850	Banque Ouest Africaine de Developpement, 144A	5.000%	7/27/27	Baa1	875,500

2,865	Barclays PLC	3.650%	3/16/25	A	2,879,439

2,010	BNP Paribas SA, 144A	4.375%	5/12/26	A	2,106,767

1,895	Citigroup Inc.	3.200%	10/21/26	A	1,933,537

2,995	Citigroup Inc.	4.300%	11/20/26	A–	3,179,342

1,250	Export-Import Bank of India, 144A	3.875%	2/01/28	Baa2	1,282,911

3,360	Goldman Sachs Group Inc.	4.000%	3/03/24	A	3,563,593

2,375	HSBC Holdings PLC	4.375%	11/23/26	A+	2,509,797

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$2,100	ING Groep NV	3.950%	3/29/27	A+	$2,207,193

1,100	JPMorgan Chase & Co	3.875%	9/10/24	A+	1,155,883

2,425	PNC Financial Services Group Inc.	3.150%	5/19/27	A+	2,503,343

2,000	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	1,990,000
32,427	Total Banks				33,576,343

	Building Products – 0.2%

930	American Woodmark Corp, 144A	4.875%	3/15/26	BB	918,375

	Capital Markets – 2.2%

1,125	Donnelley Financial Solutions Inc.	8.250%	10/15/24	B	1,164,375

1,375	Goldman Sachs Group Inc.	5.250%	7/27/21	A	1,452,186

900	Goldman Sachs Group Inc.	5.750%	1/24/22	A	972,230

2,295	Goldman Sachs Group Inc.	4.250%	10/21/25	A–	2,433,661

1,930	Morgan Stanley	4.000%	7/23/25	A	2,066,034

4,635	Morgan Stanley	3.950%	4/23/27	A–	4,845,990
12,260	Total Capital Markets				12,934,476

	Chemicals – 1.5%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	2,990,548

995	Chemours Co	5.375%	5/15/27	BB–	947,738

1,465	DuPont de Nemours Inc.	4.493%	11/15/25	A–	1,620,159

1,500	NOVA Chemicals Corp, 144A	5.250%	8/01/23	BBB–	1,520,625

1,350	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BBB–	1,410,750
8,310	Total Chemicals				8,489,820

	Commercial Services & Supplies – 0.5%

1,575	ADT Security Corp, 144A	4.875%	7/15/32	BB–	1,358,437

275	GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	295,969

1,300	Staples Inc., 144A	10.750%	4/15/27	B–	1,293,500
3,150	Total Commercial Services & Supplies				2,947,906

	Communications Equipment – 0.1%

600	CommScope Inc., 144A, (3)	8.250%	3/01/27	B1	611,910

	Construction Materials – 0.1%

675	Gates Global LLC / Gates Global Co, 144A	6.000%	7/15/22	B	675,422

	Consumer Finance – 1.6%

1,780	Capital One Financial Corp	3.750%	3/09/27	A–	1,836,714

1,000	Curo Group Holdings Corp	8.250%	9/01/25	B–	832,340

3,310	Discover Bank	4.250%	3/13/26	BBB+	3,506,150

745	Navient Corp, (3)	6.750%	6/15/26	BB	772,938

1,500	Refinitiv US Holdings Inc., 144A	8.250%	11/15/26	B+	1,542,750

1,000	TMX Finance LLC / TitleMax Finance Corp, 144A	11.125%	4/01/23	B–	945,000
9,335	Total Consumer Finance				9,435,892

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Consumer Services – 0.3%

$1,500	frontdoor Inc., 144A	6.750%	8/15/26	B2	$1,597,500

	Diversified Financial Services – 2.0%

1,060	Bank of America Corp	3.559%	4/23/27	A+	1,104,159

3,075	Citigroup Inc.	3.980%	3/20/30	A	3,285,639

2,545	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	2,509,776

4,410	JPMorgan Chase & Co	3.702%	5/06/30	AA–	4,647,830
11,090	Total Diversified Financial Services				11,547,404

	Diversified Telecommunication Services – 2.0%

3,215	AT&T Inc.	3.400%	5/15/25	A–	3,303,245

1,805	AT&T Inc.	3.875%	1/15/26	A–	1,886,677

883	Frontier Communications Corp, (3)	8.500%	4/15/20	B–	719,645

500	Sprint Capital Corp	6.875%	11/15/28	B+	517,500

2,650	Telefonica Emisiones SA	4.103%	3/08/27	BBB	2,813,943

2,200	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,233,389
11,253	Total Diversified Telecommunication Services				11,474,399

	Electric Utilities – 1.4%

2,250	Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy, 144A	6.250%	12/10/24	BB+	2,297,385

1,262	Berkshire Hathaway Energy Co	6.125%	4/01/36	A–	1,687,292

1,000	Perusahaan Listrik Negara PT, 144A	6.150%	5/21/48	Baa2	1,186,648

1,000	Talen Energy Supply LLC	6.500%	6/01/25	B	837,500

1,725	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	1,826,344
7,237	Total Electric Utilities				7,835,169

	Energy Equipment & Services – 0.4%

1,100	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,149,610

1,500	Ensco Rowan plc, (3)	5.200%	3/15/25	B	1,100,625
2,600	Total Energy Equipment & Services				2,250,235

	Equity Real Estate Investment Trust – 0.4%

2,070	American Tower Corp	5.000%	2/15/24	BBB	2,277,920

	Food & Staples Retailing – 1.2%

2,990	CVS Health Corp	4.300%	3/25/28	BBB	3,151,251

1,000	JBS USA LUX SA / JBS USA Finance Inc., 144A	6.750%	2/15/28	BB–	1,086,250

2,975	Sysco Corp	3.300%	7/15/26	A3	3,052,715
6,965	Total Food & Staples Retailing				7,290,216

	Food Products – 0.1%

800	Post Holdings Inc., 144A	5.625%	1/15/28	B+	822,000

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Gas Utilities – 0.3%

$250	EnLink Midstream LLC	5.375%	6/01/29	BBB–	$256,250

1,250	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	1,256,250
1,500	Total Gas Utilities				1,512,500

	Health Care Providers & Services – 0.7%

1,515	Centene Corp, 144A	5.375%	6/01/26	BB+	1,592,644

715	CHS/Community Health Systems Inc.	6.250%	3/31/23	BB	688,187

100	HCA Inc.	5.625%	9/01/28	Ba2	108,250

250	HCA Inc.	5.875%	2/01/29	Ba2	274,063

1,525	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,570,750
4,105	Total Health Care Providers & Services				4,233,894

	Hotels, Restaurants & Leisure – 0.2%

1,230	Hilton Domestic Operating Co Inc.	5.125%	5/01/26	BB+	1,283,812

	Household Durables – 0.5%

1,940	Harman International Industries Inc.	4.150%	5/15/25	BBB+	2,059,764

1,000	TRI Pointe Group Inc.	5.250%	6/01/27	BB–	962,500
2,940	Total Household Durables				3,022,264

	Household Products – 0.2%

1,300	Kimberly-Clark de Mexico SAB de CV, 144A	3.250%	3/12/25	A	1,255,721

	Independent Power & Renewable Electricity Producers – 0.2%

1,000	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,017,500

	Insurance – 1.9%

1,230	Genworth Holdings Inc., (3)	4.800%	2/15/24	B	1,045,500

1,940	Liberty Mutual Group Inc., 144A	4.569%	2/01/29	BBB	2,131,290

2,535	Lincoln National Corp	4.000%	9/01/23	A–	2,680,713

750	Nationstar Mortgage Holdings Inc., 144A	8.125%	7/15/23	B	765,000

1,805	Willis North America Inc.	3.600%	5/15/24	BBB	1,865,340

2,225	XLIT Ltd	4.450%	3/31/25	BBB+	2,402,212
10,485	Total Insurance				10,890,055

	IT Services – 0.3%

1,680	Fidelity National Information Services Inc.	3.750%	5/21/29	BBB	1,783,694

	Leisure Products – 0.1%

750	Mattel Inc., 144A	6.750%	12/31/25	BB–	771,563

	Machinery – 0.7%

1,000	Cleaver-Brooks Inc., 144A	7.875%	3/01/23	B	958,960

700	Cloud Crane LLC, 144A	10.125%	8/01/24	B	752,500

1,405	Ingersoll-Rand Luxembourg Finance SA	3.800%	3/21/29	BBB	1,473,457

975	USA Compression Partners LP / USA Compression Finance Corp, 144A	6.875%	9/01/27	BB–	1,023,857
4,080	Total Machinery				4,208,774

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Marine – 0.2%

$1,000	Stena International SA, 144A	5.750%	3/01/24	BB–	$980,000

	Media – 1.8%

1,820	Charter Communications Operating LLC / Charter Communications Operating Capital, (WI/DD)	5.125%	7/01/49	BBB–	1,844,349

1,790	Comcast Corp	6.400%	5/15/38	A–	2,417,439

1,200	CSC Holdings LLC, 144A	6.500%	2/01/29	BB	1,309,500

100	Entercom Media Corp, 144A	6.500%	5/01/27	B2	104,000

1,900	Grupo Televisa SAB	5.250%	5/24/49	BBB+	1,969,143

1,000	Meredith Corp	6.875%	2/01/26	B+	1,061,130

1,450	VTR Finance BV, 144A	6.875%	1/15/24	BB–	1,500,750
9,260	Total Media				10,206,311

	Metals & Mining – 1.0%

1,250	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B	1,168,750

1,000	FMG Resources August 2006 Pty Ltd, 144A	5.125%	5/15/24	BB+	1,036,250

875	MMK International Capital DAC, 144A	4.375%	6/13/24	Baa2	886,340

1,000	Novelis Corp, 144A	6.250%	8/15/24	B+	1,048,460

1,750	Tronox Inc., 144A, (3)	6.500%	4/15/26	B–	1,731,992
5,875	Total Metals & Mining				5,871,792

	Oil, Gas & Consumable Fuels – 4.3%

1,250	Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	6.500%	4/15/21	B–	1,243,750

1,000	Denbury Resources Inc., 144A	9.000%	5/15/21	B	985,000

600	Denbury Resources Inc., 144A	7.750%	2/15/24	B3	498,000

1,250	Ecopetrol SA	5.875%	5/28/45	BBB	1,382,375

1,625	Ensign Drilling Inc., 144A	9.250%	4/15/24	BB–	1,600,625

1,125	KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa3	1,245,600

750	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B+	752,154

2,000	Moss Creek Resources Holdings Inc., 144A	10.500%	5/15/27	B+	1,912,500

3,795	MPLX LP	4.875%	6/01/25	BBB	4,122,285

1,000	Peabody Energy Corp, 144A	6.375%	3/31/25	BB	1,012,500

1,000	Petrobras Global Finance BV	7.375%	1/17/27	Ba2	1,148,500

1,275	Petro-Canada	6.800%	5/15/38	A–	1,741,894

2,200	Petroleos Mexicanos	6.500%	3/13/27	BBB+	2,169,640

1,345	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	1,536,436

1,000	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	1,021,250

500	Sunoco LP / Sunoco Finance Corp, 144A	6.000%	4/15/27	BB	525,000

670	Targa Resources Partners LP / Targa Resources Partners Finance Corp	4.250%	11/15/23	BB	669,581

150	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	163,500

1,515	WPX Energy Inc.	5.750%	6/01/26	BB–	1,568,025
24,050	Total Oil, Gas & Consumable Fuels				25,298,615

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 0.4%

$850	Inversiones CMPC SA, 144A	4.375%	4/04/27	BBB	$888,750

1,500	Suzano Austria GmbH, 144A	5.000%	1/15/30	BBB–	1,521,075
2,350	Total Paper & Forest Products				2,409,825

	Personal Products – 0.1%

825	First Quality Finance Co Inc., 144A	5.000%	7/01/25	BB–	831,188

	Pharmaceuticals – 0.2%

1,050	Bausch Health Americas Inc., 144A	8.500%	1/31/27	B	1,154,496

	Professional Services – 0.3%

1,635	Verisk Analytics Inc.	4.125%	3/15/29	BBB+	1,757,511

	Real Estate Management & Development – 0.5%

1,250	Country Garden Holdings Co Ltd	4.750%	9/28/23	BBB–	1,219,081

1,500	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	1,417,500
2,750	Total Real Estate Management & Development				2,636,581

	Road & Rail – 1.0%

2,280	CSX Corp	3.800%	11/01/46	BBB+	2,308,368

1,500	Union Pacific Corp	4.500%	9/10/48	A–	1,701,359

750	United Rentals North America Inc.	6.500%	12/15/26	BB–	811,875

1,000	United Rentals North America Inc.	4.875%	1/15/28	BB–	1,020,000
5,530	Total Road & Rail				5,841,602

	Semiconductors & Semiconductor Equipment – 0.5%

2,655	Intel Corp	3.150%	5/11/27	A+	2,762,919

	Software – 0.8%

875	CDK Global Inc.	5.875%	6/15/26	BB+	926,406

2,450	Microsoft Corp	3.300%	2/06/27	AAA	2,596,103

925	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	959,688
4,250	Total Software				4,482,197

	Specialty Retail – 0.8%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,070,646

1,500	L Brands Inc.	6.875%	11/01/35	Ba1	1,334,040

1,250	PGT Escrow Issuer Inc., 144A	6.750%	8/01/26	B	1,320,312
4,750	Total Specialty Retail				4,724,998

	Trading Companies & Distributors – 0.5%

515	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	521,437

600	Ashtead Capital Inc., 144A	5.250%	8/01/26	BBB–	625,500

900	Fortress Transportation & Infrastructure Investors LLC, 144A	6.750%	3/15/22	B+	934,875

1,000	H&E Equipment Services Inc.	5.625%	9/01/25	BB–	1,028,500
3,015	Total Trading Companies & Distributors				3,110,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Transportation Infrastructure – 0.1%

$750	Adani Ports & Special Economic Zone Ltd, 144A	4.000%	7/30/27	BBB–	$747,585

	Wireless Telecommunication Services – 0.8%

1,000	Hughes Satellite Systems Corp	6.625%	8/01/26	BB–	1,051,250

1,040	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,053,000

1,250	MTN Mauritius Investments Ltd, 144A	4.755%	11/11/24	BB+	1,252,988

1,350	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BB+	1,397,250
4,640	Total Wireless Telecommunication Services				4,754,488
$233,608	Total Corporate Bonds (cost $232,167,181)				241,447,050

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 27.2%

$2,150	Aaset 2019-1 Trust, 144A, (4)	3.844%	5/15/39	A	$2,149,995

11	Alternative Loan Trust 2004-24CB	5.000%	11/25/19	BB+	10,537

2,220	American Homes 4 Rent 2014-SFR2 Trust, 144A	3.786%	10/17/36	Aaa	2,323,349

1,000	Apidos CLO XXIX, 144A, (3-Month LIBOR reference rate + 1.550% spread), (5)	4.130%	7/25/30	AA	986,819

667	Apollo Aviation Securitization Equity Trust 2016-2	4.212%	11/15/41	A	674,379

1,350	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.194%	6/07/49	BBB	1,364,209

2,100	Avis Budget Rental Car Funding AESOP LLC, 144A	4.150%	9/20/23	BBB	2,148,511

1,200	Banc of America Commercial Mortgage Trust 2015-UBS7	4.506%	9/15/48	A–	1,261,874

2,400	BBCMS Trust 2015-STP, 144A	4.427%	9/10/28	BBB–	2,411,352

537	CHL Mortgage Pass-Through Trust 2005-27	5.500%	12/25/35	Caa1	516,182

1,000	CIFC Funding 2013-III-R Ltd, 144A, (3-Month LIBOR reference rate + 2.900% spread), (5)	5.481%	4/24/31	Baa3	969,724

1,690	Citigroup Commercial Mortgage Trust 2015-GC29	4.280%	4/10/48	A–	1,758,902

2,750	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	AA–	2,830,305

3,940	COMM 2015-CCRE22 Mortgage Trust	4.255%	3/10/48	A–	4,120,342

3,260	COMM 2015-CCRE26 Mortgage Trust	4.632%	10/10/48	A–	3,417,188

93	Credit Suisse First Boston Mortgage Securities Corp	5.750%	9/25/33	AAA	97,795

1,420	DB Master Finance LLC, 144A	3.787%	5/20/49	BBB	1,450,274

661	DB Master Finance LLC, 144A	4.021%	5/20/49	BBB	680,367

3,616	Domino’s Pizza Master Issuer LLC, 144A	3.082%	7/25/47	BBB+	3,621,060

750	Dryden 50 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 6.260% spread), (5)	8.857%	7/15/30	Ba3	735,223

618	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (5)	5.404%	7/25/24	Aaa	648,398

5,000	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (5)	4.604%	1/25/30	AAA	5,071,475

24	Fannie Mae Interest Strip	5.000%	9/25/24	Aaa	584

2	Fannie Mae Pool	5.500%	7/01/24	N/R	1,587

36	Fannie Mae Pool	6.000%	4/01/32	Aaa	39,003

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$168	Fannie Mae Pool	6.000%	3/01/34	N/R	$183,731

1	Fannie Mae Pool, (12-Month LIBOR reference rate +1.875% spread), (5)	4.875%	12/01/36	N/R	905

251	Fannie Mae Pool	6.500%	8/01/37	Aaa	293,388

35	Fannie Mae Pool	6.000%	9/01/37	Aaa	38,733

23	Fannie Mae Pool, (12-Month LIBOR reference rate + 1.546% spread), (5)	4.296%	9/01/37	N/R	23,692

367	Fannie Mae Pool	5.500%	3/01/39	Aaa	407,681

70	Fannie Mae Pool	6.000%	9/01/39	Aaa	79,374

65	Fannie Mae Pool	5.000%	11/01/44	Aaa	70,564

1,237	Fannie Mae Pool	3.000%	11/01/47	Aaa	1,237,686

2,702	Fannie Mae Pool	3.500%	8/01/48	Aaa	2,771,256

1,420	Fannie Mae Pool	4.000%	9/01/48	Aaa	1,468,054

730	Fannie Mae Pool	4.000%	10/01/48	Aaa	754,695

1,264	Fannie Mae Pool	3.000%	11/01/48	Aaa	1,276,755

2,311	Fannie Mae Pool	4.000%	11/01/48	Aaa	2,388,129

7,971	Fannie Mae Pool, (DD1)	4.000%	12/01/48	Aaa	8,241,761

3,249	Fannie Mae Pool	4.500%	12/01/48	Aaa	3,399,363

17,079	Fannie Mae Pool, (DD1)	3.500%	6/01/49	Aaa	17,479,019

512	Fannie Mae REMICS, (1-Month LIBOR reference rate + 5.950% spread), (5)	3.546%	9/25/43	Aaa	90,583

1,486	Fifth Third Auto Trust 2017-1	1.800%	2/15/22	AAA	1,482,581

2,850	Flagstar Mortgage Trust 2017-2, 144A	3.500%	10/25/47	Aaa	2,891,567

2,472	Flagstar Mortgage Trust 2018-4, 144A	4.000%	7/25/48	Aaa	2,495,576

2,950	FOCUS Brands Funding LLC, 144A	5.093%	4/30/47	BBB	3,080,683

600	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	4.460%	11/25/48	Aaa	597,140

2,500	GS Mortgage Securities Corp Trust 2019-SOHO, 144A, (WI/DD), (1-Month LIBOR reference rate + 0.900% spread), (5)	3.350%	6/15/36	Aaa	2,500,013

2,465	GS Mortgage Securities Trust 2015-GC32	3.345%	7/10/48	BBB–	2,280,448

1,500	GS Mortgage Securities Trust 2019-GC40, 144A, (WI/DD)	3.668%	7/10/52	N/R	1,534,813

2,000	Hertz Vehicle Financing II LP, 144A	4.260%	5/25/25	BBB	2,038,561

2,500	Horizon Aircraft Finance II Ltd, 144A, (WI/DD)	3.721%	7/15/39	N/R	2,499,989

500	Horizon Aircraft Finance II Ltd, 144A, (WI/DD)	6.900%	7/15/39	N/R	499,994

2,000	Hudson Yards 2019-30HY Mortgage Trust, 144A, (WI/DD)	3.557%	7/10/39	N/R	2,011,312

1,067	Impac Secured Assets CMN Owner Trust	8.000%	10/25/30	CCC	1,015,588

3,141	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (5)	3.294%	6/17/37	Aaa	3,134,440

3,467	Invitation Homes 2018-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 1.000% spread), (5)	3.394%	7/17/37	Aaa	3,457,018

487	JP Morgan Alternative Loan Trust 2007-S1, (1-Month LIBOR reference rate + 0.280% spread), (5)	2.684%	4/25/47	BBB+	471,693

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	Aaa	$1,603,701

1,838	MASTR Reperforming Loan Trust 2005-1, 144A	7.500%	8/25/34	D	1,877,371

2,000	MVW Owner Trust 2019-1, 144A	3.330%	11/20/36	BBB	2,023,308

1,000	Myers Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 1.600% spread), (5)	4.192%	10/20/30	AA	989,951

1,000	Neuberger Berman Loan Advisers CLO 27 Ltd, 144A, (3-Month LIBOR reference rate + 1.400% spread), (5)	3.997%	1/15/30	AA	978,667

2,445	New Residential Mortgage Loan Trust 2017-6, 144A	4.000%	8/27/57	Aaa	2,537,499

1,000	Octagon Investment Partners 38 Ltd, 144A, (3-Month LIBOR reference rate + 1.670% spread), (5)	4.262%	7/20/30	AA	987,063

1,625	Octagon Investment Partners XVII Ltd, 144A, (3-Month LIBOR reference rate + 2.500% spread), (5)	5.080%	1/25/31	BBB–	1,541,524

3,900	Ocwen Master Advance Receivables Trust, 144A	4.446%	8/16/49	BBB	3,902,563

1,500	Pioneer Aircraft Finance Ltd, 144A	3.967%	6/15/44	A	1,522,954

2,084	Planet Fitness Master Issuer LLC, 144A	4.262%	9/05/48	BBB–	2,147,173

68	RALI Series 2005-QS12 Trust	5.500%	8/25/35	Caa2	66,250

984	Sequoia Mortgage Trust 2017-CH2, 144A	4.000%	12/25/47	Aaa	995,300

1,942	Sequoia Mortgage Trust 2018-CH4, 144A	4.500%	10/25/48	Aaa	1,994,249

3,692	Shellpoint Co-Originator Trust 2017-2, 144A	3.500%	10/25/47	Aaa	3,753,675

1,353	Sierra Timeshare Conduit Receivables Funding LLC, 144A	3.200%	3/20/34	BBB	1,361,028

377	S-Jets 2017-1 Ltd, 144A	3.967%	8/15/42	A	385,056

2,092	Spruce Hill Mortgage Loan Trust 2019-SH1, 144A	3.395%	4/29/49	AAA	2,111,117

1,166	Start Ltd/Bermuda, 144A	4.089%	5/15/43	A	1,188,273

3,068	Starwood Waypoint Homes 2017-1 Trust, 144A, (1-Month LIBOR reference rate + 0.950% spread), (5)	3.344%	1/17/35	Aaa	3,066,366

1,813	Taco Bell Funding LLC, 144A	4.377%	5/25/46	BBB	1,842,226

746	Taco Bell Funding LLC, 144A	4.318%	11/25/48	BBB	774,078

1,000	UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A	4.212%	3/10/46	A3	1,022,748

2,100	Volkswagen Auto Loan Enhanced	2.810%	7/20/21	AAA	2,104,811

620	Voya CLO 2017-3 Ltd, 144A, (3-Month LIBOR reference rate + 2.350% spread), (5)	4.942%	7/20/30	A	619,993

134	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust	4.552%	10/20/35	Aaa	133,018

113	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust	6.082%	8/25/38	AA	118,626

7	Wells Fargo Mortgage Backed Securities 2005-AR16 Trust	4.994%	3/25/35	AAA	7,053

2,241	Wendy’s Funding LLC, 144A	3.573%	3/15/48	BBB	2,253,738

2,630	WFRBS Commercial Mortgage Trust 2011-C3, 144A	5.335%	3/15/44	A1	2,722,940
$155,973	Total Asset-Backed and Mortgage-Backed Securities (cost $156,188,453)				158,118,538

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 8.6% (6)

	Aerospace & Defense – 0.4%

$2,488	Transdigm, Inc., Term Loan E	4.830%	3-Month LIBOR	2.500%	5/30/25	Ba3	$2,434,287

	Building Products – 0.3%

2,000	Quikrete Holdings, Inc., Term Loan B	5.152%	1-Month LIBOR	2.750%	11/15/23	BB–	1,968,060

	Chemicals – 1.3%

2,494	Messer Industries USA Inc.	5.101%	3-Month LIBOR	2.500%	3/2/26	BB–	2,463,364

2,493	PolyOne Corp	4.161%	1-Month LIBOR	1.750%	1/30/26	BB+	2,490,440

2,500	PQ Corp	5.083%	3-Month LIBOR	2.500%	2/8/25	BB–	2,494,275
7,487	Total Chemicals						7,448,079

	Commercial Services & Supplies – 1.8%

2,487	ADS Waste Holdings, Inc., Term Loan B	4.635%	1-Week LIBOR	2.250%	11/10/23	BB+	2,486,648

1,990	Filtration Group Corp	5.402%	1-Month LIBOR	3.000%	3/31/25	B	1,989,029

1,490	Granite Acquisition Inc.	6.092%	3-Month LIBOR	3.500%	12/17/21	B+	1,493,172

1,492	Packers Holdings LLC	5.318%	3-Month LIBOR	3.000%	12/4/24	B+	1,473,299

2,000	Staples Inc., Term Loan B1	7.601%	3-Month LIBOR	5.000%	4/12/26	B+	1,924,680

1,492	Universal Services of America, Initial Term Loan, First Lien	6.152%	1-Month LIBOR	3.750%	7/28/22	BB	1,491,668
10,951	Total Commercial Services & Supplies						10,858,496

	Containers & Packaging – 0.3%

1,492	Pregis Holding I Corp	6.101%	3-Month LIBOR	3.500%	5/20/21	B	1,493,435

120	Tank Holding Corp	6.787%	12-Month LIBOR	4.00%	4/30/26	B	120,188

40	Tank Holding Corp	6.402%	3-Month LIBOR	4.00%	4/30/26	B	40,062

40	Tank Holding Corp	6.402%	1-Month LIBOR	4.00%	4/30/26	B	40,062
1,692	Total Containers & Packaging						1,693,747

	Entertainment – 0.3%

1,496	SESAC Holdco II LLC	9.652%	1-Month LIBOR	7.250%	2/23/24	B+	1,469,065

	Food Products – 0.3%

548	Hostess Brands LLC	4.689%	1-Month LIBOR	2.250%	8/3/22	BB–	545,617

1,058	Hostess Brands LLC	4.833%	3-Month LIBOR	2.250%	8/3/22	BB–	1,052,779

183	Hostess Brands LLC	4.595%	2-Month LIBOR	2.250%	8/3/22	BB–	181,873
1,789	Total Food Products						1,780,269

	Health Care Providers & Services – 1.4%

2,000	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/1/22	B+	2,005,000

1,692	Kindred at Home Hospice, Term Loan B	6.188%	1-Month LIBOR	3.750%	7/2/25	B1	1,695,183

1,990	Lifepoint Health, Inc., Term Loan	6.904%	1-Month LIBOR	4.500%	11/14/25	B+	1,981,642

2,487	Pharmaceutical Product Development, Inc., Term Loan B	4.902%	1-Month LIBOR	2.500%	8/18/22	Ba3	2,476,315
8,169	Total Health Care Providers & Services						8,158,140

	Internet & Direct Marketing Retail – 0.4%

1,990	Shutterfly Inc.	4.910%	1-Month LIBOR	2.500%	8/19/24	BB–	1,991,505

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	IT Services – 0.3%

$1,995	NuStar Inc.	6.902%	1-Month LIBOR	4.500%	8/8/24	BB–	$1,971,938

	Machinery – 0.3%

2,000	Milacron LLC	4.902%	1-Month LIBOR	2.500%	9/28/23	B+	1,950,000

	Pharmaceuticals – 0.3%

995	Endo International PLC	6.750%	1-Month LIBOR	4.250%	4/29/24	Ba3	936,890

956	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.412%	1-Month LIBOR	3.000%	6/2/25	Ba2	956,846
1,951	Total Pharmaceuticals						1,893,736

	Professional Services – 0.3%

1,700	Dun & Bradstreet Corp., Initial Term Loan	7.404%	1-Month LIBOR	5.000%	3/31/26	BB	1,702,660

	Semiconductors & Semiconductor Equipment – 0.2%

1,150	Ultra Clean Holdings Inc.	6.902%	1-Month LIBOR	4.500%	8/27/25	B+	1,092,884

	Software – 0.2%

999	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/1/22	Ba3	998,146

	Specialty Retail – 0.1%

500	Petsmart Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	488,047

	Textiles, Apparel & Luxury Goods – 0.3%

1,990	Samsonite IP Holdings Sarl	4.152%	1-Month LIBOR	1.750%	4/25/25	Ba1	1,950,151

	Trading Companies & Distributors – 0.1%

494	Univar, Inc., Term Loan B	4.652%	1-Month LIBOR	2.250%	7/1/24	BB+	492,917
$50,841	Total Variable Rate Senior Loan Interests (cost $50,299,560)						50,342,127

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.0%

	Automobiles – 0.4%

$2,470	General Motors Financial Co Inc.			5.750%	N/A (8)	BB+	$2,301,941

	Banks – 3.5%

1,195	Bank of America Corp			6.300%	N/A (8)	BBB–	1,333,979

2,830	Bank of America Corp			6.100%	N/A (8)	BBB–	3,056,400

2,000	Citigroup Inc.			5.950%	N/A (8)	BB+	2,090,000

2,000	CoBank ACB			6.250%	N/A (8)	BBB+	2,105,000

4,000	JPMorgan Chase & Co			6.750%	N/A (8)	Baa2	4,420,920

2,797	KeyCorp			5.000%	N/A (8)	Baa3	2,823,683

1,000	M&T Bank Corp			5.125%	N/A (8)	Baa2	1,035,000

2,570	SunTrust Banks Inc.			5.050%	N/A (8)	Baa3	2,544,454

1,000	Wachovia Capital Trust III			5.570%	N/A (8)	Baa2	1,000,460
19,392	Total Banks						20,409,896

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.7%

$2,840	Goldman Sachs Group Inc.	5.500%	N/A (8)	Ba1	$2,907,450

1,000	Morgan Stanley	5.550%	N/A (8)	BB+	1,011,000
3,840	Total Capital Markets				3,918,450

	Consumer Finance – 0.7%

3,920	Capital One Financial Corp	5.550%	N/A (8)	Baa3	3,977,114

	Diversified Financial Services – 0.3%

1,710	Voya Financial Inc., (3)	6.125%	N/A (8)	BBB–	1,804,050

	Food Products – 0.5%

2,780	Land O’ Lakes Inc., 144A	8.000%	N/A (8)	BB	2,856,450

	Insurance – 0.6%

3,730	MetLife Inc.	5.250%	N/A (8)	BBB	3,753,313

	Wireless Telecommunication Services – 0.3%

1,500	Vodafone Group PLC	7.000%	4/04/79	BBB–	1,619,017
$39,342	Total $1,000 Par (or similar) Institutional Preferred (cost $39,960,683)				40,640,231

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 5.1% (9)

	Banks – 3.7%

$1,030	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (8)	Baa2	$1,136,863

1,400	Banco Bilbao Vizcaya Argentaria SA, (3)	6.125%	N/A (8)	Ba2	1,317,750

1,180	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	N/A (8)	Ba2	1,177,050

2,000	Barclays PLC	7.750%	N/A (8)	BB+	2,050,000

2,500	BNP Paribas SA, 144A	6.625%	N/A (8)	BBB–	2,603,125

2,000	Credit Agricole SA, 144A	8.125%	N/A (8)	BBB–	2,312,968

1,195	Intesa Sanpaolo SpA, 144A	7.700%	N/A (8)	BB–	1,174,087

1,500	Lloyds Banking Group PLC	7.500%	N/A (8)	Baa3	1,576,875

1,999	Royal Bank of Scotland Group PLC	7.500%	N/A (8)	BB+	2,048,975

3,020	Societe Generale SA, 144A	6.750%	N/A (8)	BB+	2,991,914

1,880	Standard Chartered PLC, 144A	7.500%	N/A (8)	Ba1	1,988,100

950	UniCredit SpA	8.000%	N/A (8)	B+	916,750
20,654	Total Banks				21,294,457

	Capital Markets – 1.4%

2,860	Credit Suisse Group AG, 144A	7.500%	N/A (8)	BB	3,070,410

2,000	Credit Suisse Group AG, 144A	7.500%	N/A (8)	BB	2,200,000

2,000	Macquarie Bank Ltd/London, 144A	6.125%	N/A (8)	Ba1	1,976,240

1,000	UBS Group Funding Switzerland AG, 144A	7.000%	N/A (8)	BBB–	1,061,250
7,860	Total Capital Markets				8,307,900
$28,514	Total Contingent Capital Securities (cost $28,946,120)				29,602,357

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 4.0%

$1,060	U.S. Treasury Bonds	3.000%	2/15/49	Aaa	$1,162,522

2,906	U.S. Treasury Inflation Indexed Bonds	0.500%	1/15/28	Aaa	2,953,606

6,125	U.S. Treasury Notes	2.250%	4/30/24	Aaa	6,261,138

7,500	U.S. Treasury Notes, (WI/DD)	1.750%	6/30/24	Aaa	7,493,262

3,030	U.S. Treasury Notes	2.625%	2/15/29	Aaa	3,193,454

2,200	U.S. Treasury Notes	2.375%	5/15/29	Aaa	2,272,187
$22,821	Total U.S. Government and Agency Obligations (cost $22,992,383)				23,336,169

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 2.6%

	Bermuda – 0.1%

$850	Bermuda Government International Bond, 144A	3.717%	1/25/27	A+	$865,946

	Colombia – 0.1%

850	Colombia Government International Bond	5.000%	6/15/45	Baa2	937,975

	Dominican Republic – 0.2%

1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,128,760

	Egypt – 0.8%

4,400	Egypt Government International Bond, 144A	5.577%	2/21/23	B+	4,468,904

	Ghana – 0.4%

2,200	Ghana Government International Bond, 144A	8.125%	3/26/32	B	2,233,475

	Indonesia – 0.1%

850	Perusahaan Penerbit SBSN Indonesia III, 144A	4.400%	3/01/28	BBB	905,624

	Kazakhstan – 0.2%

850	Kazakhstan Government International Bond, 144A	4.875%	10/14/44	BBB	978,350

	Kenya – 0.2%

1,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	1,043,950

	Mexico – 0.1%

850	Mexico Government International Bond	3.750%	1/11/28	A3	865,938

	Morocco – 0.2%

850	Morocco Government International Bond, 144A	5.500%	12/11/42	BBB–	965,714

	Qatar – 0.2%

850	Qatar Government International Bond, 144A	4.817%	3/14/49	AA–	974,134
$14,550	Total Sovereign Debt (cost $14,815,974)				15,368,770

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.7%

	Diversified Financial Services – 0.4%

20,600	AgriBank FCB, (10)	6.875%		BBB+	$2,193,900

	Insurance – 0.3%

70,000	Enstar Group Ltd	7.000%		BB+	1,800,400
	Total $25 Par (or similar) Retail Preferred (cost $3,810,000)				3,994,300

Principal Amount (000)	Description (1)		Optional Call Provision (11)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.5%

	Michigan – 0.2%

$1,500	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Distributable State Aid First Lien LTGO Local Project, Refunding Taxable Series 2016C-1, 2.244%, 11/01/22		No Opt. Call	Aa2	$1,491,810

	Oregon – 0.3%

1,468	Oregon State Local Governments, Limited Tax Pension Obligation Bonds, Taxable Series 2005, 4.859%, 6/01/20 – AMBAC Insured		No Opt. Call	Aa3	1,502,086
$2,968	Total Municipal Bonds (cost $2,994,539)				2,993,896

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.2%

	Media – 0.2%

$1,300	DISH Network Corp	2.375%	3/15/24	Ba3	$1,200,895
$1,300	Total Convertible Bonds (cost $1,094,931)				1,200,895

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior Corp, (4), (12)				$—

55	Dayton Superior Corp, (4)				1
	Total Common Stocks (cost $20,079)				1
	Total Long-Term Investments (cost $553,289,903)				567,044,334

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.7%

	Money Market Funds – 1.7%

9,809,003	First American Government Obligations Fund, Class X, (13)	2.305% (14)			$9,809,003
	Total Investments Purchased with Collateral from Securities Lending (cost $9,809,003)				9,809,003

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 6.1%

	MONEY MARKET FUNDS – 6.1%

$35,633,140	First American Treasury Obligation Fund, Class Z	2.228% (14)	$35,633,140
	Total Short-Term Investments (cost $35,633,140)		35,633,140
	Total Investments (cost $598,732,046) – 105.2%		612,486,477
	Other Assets Less Liabilities – (5.2)% (15)		(30,400,997)
	Net Assets – 100%		$582,085,480

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CDX.NA.HY.32	Buy	$30,000,000	5.000%	Quarterly	6/20/24	$(2,062,277)	$(2,305,095)	$(242,818)	$(45,260)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(148)	9/19	$(17,375,446)	$(17,487,125)	$(111,679)	$—
U.S. Treasury 10-Year Note	Short	(190)	9/19	(23,856,951)	(24,314,063)	(457,112)	(5,939)
U.S. Treasury Long Bond	Long	176	9/19	26,554,452	27,384,500	830,048	(22,000)
U.S. Treasury Ultra 10-Year Note	Short	(221)	9/19	(29,782,646)	(30,525,625)	(742,979)	(6,907)
U.S. Treasury Ultra Bond	Long	200	9/19	34,247,173	35,512,500	1,265,327	(37,500)
Total				$(10,213,418)	$(9,429,813)	$783,605	$(72,346)
Total receivable for variation margin on futures contracts							$—
Total payable for variation margin on futures contracts							$(72,346)
*	The aggregate notional amount of long and short-positions is $60,801,625 and $(71,015,043), respectively.

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub – classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub – classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $9,469,873.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Perpetual security. Maturity date is not applicable.

(9)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(13)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

	High Income Bond	Strategic Income

Assets

Long-term investments, at value (cost $264,274,433 and $553,289,903, respectively)	$265,909,619	$567,044,334

Investments purchased with collateral from securities lending, at value (cost approximates value)	15,958,678	9,809,003

Short-term investments, at value (cost approximates value)	23,516,566	35,633,140

Cash denominated in foreign currencies (cost $38 and $28,672, respectively)	38	29,280

Cash collateral at brokers for investments in futures contracts(1)	—	774,000

Cash collateral at brokers for investments in swaps(1)	—	3,097,071

Credit default swap premiums paid	742,723	—

Receivable for:

Dividends	—	35,407

Due from broker	—	5,050

Interest	4,255,814	5,017,815

Investments sold	942,688	2,682,408

Shares sold	735,626	2,691,818

Variation margin on swap contracts	15,045	—

Other assets	55,775	80,450

Total assets	312,132,572	626,899,776

Liabilities

Credit default swaps premiums received	—	2,062,277

Payable for:

Collateral from securities lending program	15,958,678	9,809,003

Dividends	154,205	640,738

Due to broker(1)	217,522	—

Investments purchased	4,886,218	29,103,408

Shares redeemed	1,357,398	2,474,190

Variation margin on futures contracts	—	72,346

Variation margin on swap contracts	—	45,260

Accrued expenses:

Management fees	131,702	203,336

Directors fees	34,968	50,628

12b-1 distribution and service fees	59,545	53,996

Other	147,421	299,114

Total liabilities	22,947,657	44,814,296

Net assets	$289,184,915	$582,085,480

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	High Income Bond	Strategic Income

Class A Shares

Net assets	$151,672,692	$87,083,732

Shares outstanding	20,384,268	8,212,517

Net asset value (“NAV”) per share	$7.44	$10.60

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 4.25%, respectively, of offering price)	$7.81	$11.07

Class C Shares

Net assets	$35,654,540	$42,024,476

Shares outstanding	4,796,607	3,983,830

NAV and offering price per share	$7.43	$10.55

Class R3 Shares

Net assets	$297,835	$2,791,637

Shares outstanding	39,174	262,364

NAV and offering price per share	$7.60	$10.64

Class R6 Shares

Net assets	$—	$50,126,719

Shares outstanding	—	4,709,930

NAV and offering price per share	$—	$10.64

Class I Shares

Net assets	$101,559,848	$400,058,916

Shares outstanding	13,603,829	37,732,532

NAV and offering price per share	$7.47	$10.60

Fund level net assets consist of:

Capital paid-in	$415,478,490	$628,283,155

Total distributable earnings	(126,293,575)	(46,197,675)

Fund level net assets	$289,184,915	$582,085,480

Authorized shares – per class	2 billion	2 billion

Par value per share	0.0001	0.0001

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2019

	High Income Bond	Strategic Income

Investment Income

Dividend income	$403,107	$255,962

Interest income	20,095,734	29,050,141

Securities lending income	231,456	77,335

Total investment income	20,730,297	29,383,438

Expenses

Management fees	1,703,175	3,334,326

12b-1 service fees – Class A Shares	326,421	227,922

12b-1 distribution and service fees – Class C Shares	366,134	493,517

12b-1 distribution and service fees – Class R3 Shares	2,082	21,888

12b-1 distribution and service fees – Class I Shares	26	26

Shareholder servicing agent fees	183,900	518,978

Custodian fees	96,131	180,973

Directors fees	9,018	18,858

Professional fees	57,698	87,777

Shareholder reporting expenses	31,685	81,325

Federal and state registration fees	84,194	90,723

Other	36,692	21,946

Total expenses before fee waiver/expense reimbursement	2,897,156	5,078,259

Fee waiver/expense reimbursement	(35,376)	(730,332)

Net expenses	2,861,780	4,347,927

Net investment income (loss)	17,868,517	25,035,511

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(20,215,073)	(9,877,394)

Forward foreign currency contracts	(5,032)	1,216,818

Futures contracts	(23,672)	3,038,432

Swaps	(653,663)	(2,961,696)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	19,540,305	29,005,871

Forward foreign currency contracts	4,044	(273,576)

Futures contracts	(9,710)	(267,668)

Swaps	25,642	306,212

Net realized and unrealized gain (loss)	(1,337,159)	20,186,999

Net increase (decrease) in net assets from operations	$16,531,358	$45,222,510

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	High Income Bond		Strategic Income
	Year Ended 6/30/19	Year Ended(1) 6/30/18	Year Ended 6/30/19	Year Ended(1) 6/30/18

Operations

Net investment income (loss)	$17,868,517	$23,182,827	$25,035,511	$27,614,759

Net realized gain (loss) from:

Investments and foreign currency	(20,215,073)	(11,134,618)	(9,877,394)	(312,181)

Forward foreign currency contracts	(5,032)	(180,664)	1,216,818	281,199

Futures contracts	(23,672)	(84,799)	3,038,432	2,768,614

Options purchased	—	—	—	(174,197)

Swaps	(653,663)	(78,738)	(2,961,696)	(2,912,985)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	19,540,305	(1,990,985)	29,005,871	(33,436,656)

Forward foreign currency contracts	4,044	178,031	(273,576)	1,217,587

Futures contracts	(9,710)	12,573	(267,668)	33,519

Options purchased	—	—	—	58,501

Swaps	25,642	—	306,212	(8,602)

Net increase (decrease) in net assets from operations	16,531,358	9,903,627	45,222,510	(4,870,442)

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(8,619,031)	(8,890,635)	(3,158,669)	(2,624,560)

Class C Shares	(2,145,516)	(2,854,928)	(1,340,031)	(911,063)

Class R3 Shares	(26,455)	(40,945)	(140,232)	(122,444)

Class R6 Shares	—	—	(1,664,530)	(833,771)

Class I Shares	(8,246,406)	(11,881,293)	(15,894,859)	(12,250,306)

Class T Shares(4)	—	(1,688)	—	(504)

Return of capital:

Class A Shares	—	—	—	(2,364,360)

Class C Shares	—	—	—	(1,310,645)

Class R3 Shares	—	—	—	(125,534)

Class R6 Shares	—	—	—	(728,959)

Class I Shares	—	—	—	(10,039,433)

Class T Shares(4)	—	—	—	(459)

Decrease in net assets from distributions to shareholders	(19,037,408)	(23,669,489)	(22,198,321)	(31,312,038)

Fund Share Transactions

Proceeds from sale of shares	241,052,827	320,649,681	108,017,741	234,165,148

Proceeds from shares issued to shareholders due to reinvestment of distributions	16,637,176	20,124,847	13,540,440	18,990,554

	257,690,003	340,774,528	121,558,181	253,155,702

Cost of shares redeemed	(273,769,766)	(405,002,409)	(274,492,861)	(275,270,261)

Net increase (decrease) in net assets from Fund share transactions	(16,079,763)	(64,227,881)	(152,934,680)	(22,114,559)

Net increase (decrease) in net assets	(18,585,813)	(77,993,743)	(129,910,491)	(58,297,039)

Net assets at the beginning of period	307,770,728	385,764,471	711,995,971	770,293,010

Net assets at the end of period	$289,184,915	$307,770,728	$582,085,480	$711,995,971

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended June 30, 2018, the Funds’ distributions to shareholders were paid from net investment income.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

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Financial Highlights

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value

Class A (8/01)

2019	$7.51	$0.46	$(0.04)	$0.42	$(0.49)	$—	$(0.49)	$7.44

2018	7.80	0.52	(0.28)	0.24	(0.53)	—	(0.53)	7.51

2017	7.22	0.54	0.57	1.11	(0.53)	—	(0.53)	7.80

2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22

2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23

Class C (8/01)

2019	7.50	0.40	(0.04)	0.36	(0.43)	—	(0.43)	7.43

2018	7.79	0.46	(0.28)	0.18	(0.47)	—	(0.47)	7.50

2017	7.21	0.49	0.57	1.06	(0.48)	—	(0.48)	7.79

2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21

2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22

Class R3 (9/01)

2019	7.67	0.45	(0.04)	0.41	(0.48)	—	(0.48)	7.60

2018	7.96	0.52	(0.29)	0.23	(0.52)	—	(0.52)	7.67

2017	7.37	0.54	0.58	1.12	(0.53)	—	(0.53)	7.96

2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37

2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40

Class I (8/01)

2019	7.54	0.48	(0.04)	0.44	(0.51)	—	(0.51)	7.47

2018	7.82	0.54	(0.27)	0.27	(0.55)	—	(0.55)	7.54

2017	7.24	0.56	0.57	1.13	(0.55)	—	(0.55)	7.82

2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24

2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Losss)	Expenses	Net Investment Income (Losss)	Portfolio Turnover Rate(d)

5.86%	$151,673	1.01%	6.17%	1.00%	6.19%	113%

3.16	126,376	1.04	6.66	1.00	6.70	126

15.75	136,977	1.01	7.03	1.01	7.03	155

5.48	114,537	1.03	7.99	1.03	7.99	91

(4.82)	119,535	0.97	6.31	0.97	6.31	80

5.04	35,655	1.77	5.44	1.75	5.46	113

2.37	41,121	1.80	5.96	1.75	6.00	126

14.93	47,698	1.76	6.32	1.76	6.32	155

(6.27)	41,663	1.79	7.26	1.79	7.26	91

(5.45)	55,409	1.72	5.62	1.72	5.62	80

5.56	298	1.27	5.95	1.26	5.96	113

2.94	473	1.30	6.48	1.25	6.52	126

15.46	756	1.26	6.80	1.26	6.81	155

(5.76)	834	1.29	7.78	1.29	7.78	91

(5.07)	995	1.21	6.03	1.21	6.03	80

6.10	101,560	0.76	6.44	0.75	6.45	113

3.52	139,777	0.79	6.91	0.75	6.95	126

15.97	200,310	0.75	7.31	0.76	7.31	155

(5.21)	208,009	0.78	8.12	0.78	8.12	91

(4.55)	446,406	0.72	6.56	0.72	6.56	80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2014 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (2/00)

2019	$10.17	$0.40	$0.38	$0.78	$(0.35)	$—	$—	$(0.35)	$10.60

2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17

2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65

2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52

2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	—	(0.54)	10.97

Class C (2/00)

2019	10.12	0.32	0.39	0.71	(0.28)	—	—	(0.28)	10.55

2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12

2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59

2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46

2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	—	(0.45)	10.90

Class R3 (9/01)

2019	10.21	0.37	0.39	0.76	(0.33)	—	—	(0.33)	10.64

2018	10.69	0.33	(0.42)	(0.09)	(0.19)	—	(0.20)	(0.39)	10.21

2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69

2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56

2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	—	(0.52)	11.01

Class R6 (1/15)

2019	10.20	0.44	0.38	0.82	(0.38)	—	—	(0.38)	10.64

2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20

2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67

2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52

2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	—	(0.25)	10.96

Class I (2/00)

2019	10.17	0.42	0.39	0.81	(0.38)	—	—	(0.38)	10.60

2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17

2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65

2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51

2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	—	(0.57)	10.96

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.89%	$87,084	0.96%		3.79%		0.84%		3.90%		54%

(0.70)	106,805	0.93		3.31		0.83		3.41		124

6.43	137,072	0.93		4.02		0.83		4.12		135

0.94	187,052	0.92		4.71		0.83		4.80		56

(0.80)	288,080	0.92		4.25		0.82		4.34		47

7.11	42,024	1.71		3.03		1.59		3.15		54

(1.40)	59,612	1.68		2.56		1.58		2.66		124

5.63	76,513	1.68		3.25		1.58		3.35		135

0.20	89,173	1.67		3.97		1.58		4.06		56

(1.50)	110,660	1.67		3.51		1.57		3.60		47

7.61	2,792	1.20		3.52		1.09		3.64		54

(0.92)	5,869	1.18		3.06		1.08		3.16		124

6.17	7,320	1.18		3.74		1.08		3.83		135

0.70	7,647	1.17		4.44		1.08		4.54		56

(1.01)	12,272	1.17		4.00		1.07		4.09		47

8.24	50,127	0.62		4.14		0.50		4.26		54

(0.38)	46,588	0.60		3.65		0.50		3.75		124

6.86	8,995	0.60		4.35		0.51		4.45		135

1.28	33,372	0.60		5.07		0.50		5.17		56

(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

8.15	400,059	0.71		4.04		0.59		4.15		54

(0.47)	493,098	0.68		3.56		0.58		3.67		124

6.77	540,368	0.68		4.22		0.58		4.32		135

1.19	475,536	0.67		4.95		0.58		5.05		56

(0.54)	773,719	0.67		4.48		0.57		4.57		47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

High Income Bond’s investment objective is to provide investors with a high level of current income. Strategic Income’s investment objective is to provide investors with total return.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In December 2018, the Board of Trustees of the Trust and the Board of Trustees of TIAA-CREF Funds (“TC Funds”) each approved the reorganization of High Income Bond into TIAA-CREF High-Yield Fund, a series of TC Funds, subject to approval of the shareholders of High Income Bond. At a special meeting held on June 7, 2019, shareholders of High Income Bond did not approve the proposed reorganization.

As described in the proxy materials provided to shareholders in connection with the proposed reorganization, the Board of Trustees of the Trust will review and take such action as it deems to be in the best interests of the High Income Bond, including continuing to operate the Fund as described in the prospectus, liquidating the Fund, or such other options the Board may consider. Fund shareholders will be notified when the Board approves a course of action for the Fund.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Income	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$3,913,659	$29,103,408

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Income Bond	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$236,457,043		$—	****	$236,457,043
Exchange-Traded Funds	14,015,466	—		—		14,015,466
Contingent Capital Securities	—	5,136,974		—		5,136,974
Variable Rate Senior Loans Interests	—	4,006,260		—		4,006,260
$1,000 Par (or similar) Institutional Preferred	—	2,925,267		—		2,925,267
$25 Par (or similar) Retail Preferred	2,272,314	—		—		2,272,314
Sovereign Debt	—	1,091,288		—		1,091,288
Common Stocks	—	5	***	5,002	***	5,007
Investments Purchased with Collateral from Securities Lending	15,958,678	—		—		15,958,678
Short-Term Investments:
Money Market Funds	23,516,566	—		—		23,516,566
Investments in Derivatives:
Credit Default Swaps**	—	25,642		—		25,642
Total	$55,763,024	$249,642,479		$5,002		$305,410,505

Strategic Income
Long-Term Investments*:
Corporate Bonds	$—	$241,447,050		$—		$241,447,050
Asset-Backed and Mortgage-Backed Securities	—	155,968,543		2,149,995	***	158,118,538
Variable Rate Senior Loan Interests	—	50,342,127		—		50,342,127
$1,000 Par (or similar) Institutional Preferred	—	40,640,231		—		40,640,231
Contingent Capital Securities	—	29,602,357		—		29,602,357
U.S. Government and Agency Obligations	—	23,336,169		—		23,336,169
Sovereign Debt	—	15,368,770		—		15,368,770
$25 Par (or similar) Retail Preferred	1,800,400	2,193,900	***	—		3,994,300
Municipal Bonds	—	2,993,896		—		2,993,896
Convertible Bonds	—	1,200,895		—		1,200,895
Common Stocks	—	—		1	***	1
Investments Purchased with Collateral from Securities Lending	9,809,003	—		—		9,809,003
Short-Term Investments:
Money Market Funds	35,633,140	—		—		35,633,140
Investments in Derivatives:
Futures Contracts**	783,605	—		—		783,605
Credit Default Swaps**	—	(242,818)		—		(242,818)
Total	$48,026,148	$562,851,120		$2,149,996		$613,027,264
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
****	Refer to Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond
	Corporate Bonds	$15,321,715	$(15,321,715)	$—
Strategic Income
	Corporate Bonds	$7,816,823	$(7,816,823)	$—
	$1,000 Par (or Similar) Institutional Preferred	1,276,550	(1,276,550)	—
	Contingent Capital Securities	376,500	(376,500)	—
Total		$9,469,873	$(9,469,873)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

Each Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, High Income Bond and Strategic Income invested in forward foreign currency contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

Notes to Financial Statements (continued)

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

	High Income Bond	Strategic Income
Average notional amount of forward foreign currency contracts outstanding*	$659,001	$46,254,328
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
High Income Bond	Foreign currency exchange rate	Forward contracts	$(5,032)	$4,044
Strategic Income	Foreign currency exchange rate	Forward contracts	1,216,818	(273,576)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure. Strategic Income also used Eurodollar futures; selecting foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	High Income Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$767,451	$181,864,365
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income
		—	$—	Payable for variation margin on futures contracts*	$2,095,375
Interest Rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(1,311,770)
Total			$—		$783,605
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Income Bond	Interest rate	Futures contracts	$(23,672)	$(9,710)
Strategic Income	Interest rate	Futures contracts	3,038,432	(267,668)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of

Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Strategic Income used interest rate swap contracts as part of an overall portfolio construction strategy to manage portfolio duration.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$48,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, High Income used to hedge a portion of the Fund’s high yield credit exposure. Strategic Income used credit default swaps as a way to take on broad high yield exposure amid some repositioning in the portfolio.

The average notional amount of credit default swap contacts outstanding during the current fiscal period was as follows:

	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$2,000,000	$6,000,000
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Funds did not have any credit default swaps at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Interest Rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$25,642	—	$—

Strategic Income

Interest Rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$(242,818)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Income Bond	Credit	Swaps	$(653,663)	$25,642
Strategic Income	Credit	Swaps	$(109,061)	$(242,818)
	Interest	Swaps	(2,852,635)	549,030
Total			$(2,961,696)	$306,212

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/19		Year Ended 6/30/18
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,857,337	$108,487,700	17,652,996	$136,868,692
Class A – automatic conversion of Class C Shares	3,891	28,291	—	—
Class C	1,010,630	7,430,289	1,187,622	9,211,820
Class R3	7,620	57,202	10,132	80,205
Class I	16,978,120	125,049,345	22,389,571	174,488,964
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,111,439	8,167,919	1,074,495	8,295,860
Class C	271,745	1,992,842	341,483	2,633,531
Class R3	3,260	24,443	4,177	32,969
Class I	875,450	6,451,972	1,181,098	9,162,487
	35,119,492	257,690,003	43,841,574	340,774,528
Shares redeemed:
Class A	(12,411,998)	(91,239,124)	(19,461,487)	(150,787,002)
Class C	(1,962,557)	(14,460,897)	(2,170,940)	(16,699,860)
Class C – automatic conversion of Class A Shares	(3,896)	(28,291)	—	—
Class R3	(33,371)	(251,879)	(47,517)	(377,065)
Class I	(22,794,940)	(167,766,977)	(30,624,226)	(237,138,482)
Class T	(3,161)	(22,598)	—	—
	(37,209,923)	(273,769,766)	(52,304,170)	(405,002,409)
Net increase (decrease)	(2,090,431)	$(16,079,763)	(8,462,596)	$(64,227,881)

Notes to Financial Statements (continued)

	Year Ended 6/30/19		Year Ended 6/30/18
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,864,425	$19,087,479	2,683,588	$28,377,306
Class A – automatic conversion of Class C Shares	9,521	97,015	—	—
Class C	243,747	2,473,021	803,487	8,466,196
Class R3	177,043	1,813,886	206,541	2,172,121
Class R6	934,679	9,637,881	4,457,391	47,737,747
Class I	7,319,706	74,908,459	14,005,431	147,411,778
Shares issued to shareholders due to reinvestment of distributions:
Class A	265,623	2,714,756	416,049	4,374,046
Class C	114,832	1,166,653	184,713	1,932,280
Class R3	9,027	92,765	12,106	127,754
Class R6	156,686	1,608,403	132,372	1,386,723
Class I	778,897	7,957,863	1,063,993	11,169,751
	11,874,186	121,558,181	23,965,671	253,155,702
Shares redeemed:
Class A	(4,428,723)	(44,937,856)	(5,467,652)	(57,434,163)
Class C	(2,256,628)	(22,892,717)	(2,319,234)	(24,188,687)
Class C – automatic conversion of Class A Shares	(9,568)	(97,015)	—	—
Class R3	(498,671)	(5,162,337)	(328,430)	(3,453,562)
Class R6	(949,406)	(9,731,682)	(865,131)	(9,161,916)
Class I	(18,860,199)	(191,647,964)	(17,331,712)	(181,031,933)
Class T	(2,343)	(23,290)	—	—
	(27,005,538)	(274,492,861)	(26,312,159)	(275,270,261)
Net increase (decrease)	(15,131,352)	$(152,934,680)	(2,346,488)	$(22,114,559)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	High Income Bond	Strategic Income
Purchases:
Investment securities	$307,633,613	$295,562,059
U.S. Government and agency obligations	1,000,000	33,584,176
Sales and maturities:
Investment securities	337,953,247	408,551,668
U.S. Government and agency obligations	2,270,000	40,590,017

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	High Income Bond	Strategic Income
Tax cost of investments	$303,925,234	$597,998,963
Gross unrealized:
Appreciation	$8,710,233	$16,581,142
Depreciation	(7,250,604)	(2,093,628)
Net unrealized appreciation (depreciation) of investments	$1,459,629	$14,487,514

Strategic Income
Tax cost of futures contracts	$783,605
Net unrealized appreciation (depreciation) of futures contracts	—

	High Income Bond	Strategic Income
Tax cost of swaps	$768,365	$(2,305,095)
Net unrealized appreciation (depreciation) of swaps	—	—

Permanent differences, primarily due to federal taxes paid, investments in passive foreign investment companies, foreign currency transactions, complex security character adjustments, investments in partnerships and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2019, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2019, the Funds’ tax year end, were as follows:

	High Income Bond	Strategic Income
Undistributed net ordinary income[1]	$639,462	$1,521,363
Undistributed net long-term capital gains	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2019 through June 30, 2019 and paid on July 1, 2019. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2019 and June 30, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$19,524,783	$22,669,921
Distributions from net long-term capital gains	—	—
Return of capital	—	—

2018	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$24,114,668	$17,866,927
Distributions from net long-term capital gains	—	—
Return of capital	—	14,569,390
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	High Income Bond	Strategic Income
Not subject to expiration:
Short-term	$45,922,573	$27,322,257
Long-term	80,054,914	32,824,222
Total	$125,977,487	$60,146,479

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

High Income Bond
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	1,000,771
[3]	Capital losses incurred from November 1, 2018 through June 30, 2019, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2019 through June 30, 2019 and/or specified losses incurred from November 1, 2018 through June 30, 2019.

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Income Bond	Strategic Income
For the first $125 million	0.4000%	0.3600%
For the next $125 million	0.3875	0.3475
For the next $250 million	0.3750	0.3350
For the next $500 million	0.3625	0.3225
For the next $1 billion	0.3500	0.3100
For the next $3 billion	0.3250	0.2850
For the next $5 billion	0.3000	0.2600
For net assets over $10 billion	0.2875	0.2475

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2019, the complex-level fee for each Fund was 0.2000%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
High Income Bond	0.75%	July 31, 2021
Strategic Income	0.59	July 31, 2021

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Income Bond	Strategic Income
Sales charges collected (Unaudited)	$412,277	$76,137
Paid to financial intermediaries (Unaudited)	368,427	68,761

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Income Bond	Strategic Income
Commission advances (Unaudited)	$93,972	$32,194

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Income Bond	Strategic Income
12b-1 fees retained (Unaudited)	$60,112	$32,085

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Income Bond	Strategic Income
CDSC retained (Unaudited)	$8,753	$8,059

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $13,980,000 and 3.32%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $17,300,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. Strategic Income did not utilize this facility during the current fiscal period.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis

Notes to Financial Statements (continued)

components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 were effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of June 30, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	High Income Bond	Strategic Income
UNII at the end of period	$445,111	$(2,198,975)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

10. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund

Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended June 30, 2019:

	High Income Bond	Strategic Income
% of Interest-Related Dividends	86.8%	73.5%

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	High Income Bond	Strategic Income
% QDI	4.2%	20.6%
% DRD	2.1%	10.2%

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”1

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have

1

With respect to Nuveen High Income Bond Fund (the “High Income Bond Fund”), at a special meeting held on December 13, 2018, the Board approved the reorganization of such Fund into TIAA-CREF High-Yield Fund, a series of TIAA-CREF Funds (the “Proposed High Income Bond Fund Reorganization”), subject to shareholder approval. To avoid any disruption of services if the Proposed High Income Bond Fund Reorganization was not completed, the Board considered and approved the renewal of the Advisory Agreements for the High Income Bond Fund at the May Meeting. At a special meeting held on June 7, 2019, shareholders of the High Income Bond Fund did not approve the Proposed High Income Bond Fund Reorganization.

attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Strategic Income Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the third quartile for the three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods, the Fund outperformed its benchmark for the three-year period. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and was satisfied with the explanation.

For the High Income Bond Fund, the Board noted that although the Fund’s performance was below its benchmark and ranked in the fourth quartile of its Performance Peer Group for the one- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the three-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense cap applicable to each Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1977	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since January 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013–2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FINC-0619D 915362-INV-Y-08/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen High Income Bond Fund	33,590	-	0	0
Nuveen Strategic Income Fund	46,015	-	0	0

Total	$79,605	$-	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen High Income Bond Fund	34,825	0	0	0
Nuveen Strategic Income Fund	46,864	0	0	0

Total	$81,689	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund June 30, 2019	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen High Income Bond Fund	0	0	0	0
Nuveen Strategic Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and related directly to the operations and financial reporting of the Trust)	Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen High Income Bond Fund	0	0	0	0
Nuveen Strategic Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019